                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2

              [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                      WILSHIRE CREDIT CORPORATION SERVICER

                           JPMORGAN CHASE BANK TRUSTEE

                                AUGUST [18], 2005

-------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

-------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                   TERM SHEET
                                 AUGUST 18, 2005
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB2

                           $323,048,000 (APPROXIMATE)
                              SUBJECT TO REVISION

                                                       PRINCIPAL                            EXPECTED   STATED
                                       WAL(YRS)         WINDOW                                FINAL    FINAL
              APPROX                   (CALL(4)/       (CALL(4)/       PAYMENT   INTEREST   MATURITY  MATURITY  EXPECTED RATINGS
  CLASS       SIZE ($)     COUPON      MATURITY)       MATURITY)        DELAY     ACCRUAL     (4)        (5)    (MOODY'S/ S&P)
----------  -----------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
CLASS A-1A   95,153,000  LIBOR + [ ]  2.26 / 2.42    1 - 76 / 1 - 157     0     Actual/360   01/2012   06/2036     Aaa / AAA
                          (1), (2)

CLASS A-2A   98,538,000  LIBOR + [ ]  1.00 / 1.00     1 - 21 / 1 - 21     0     Actual/360   06/2007   06/2036     Aaa / AAA
                          (1), (2)

CLASS A-2B   67,465,000  LIBOR + [ ]  3.00 / 3.00   21 - 63 / 21 - 63     0     Actual/360   12/2010   06/2036     Aaa / AAA
                          (1), (2)

CLASS A-2C   25,819,000  LIBOR + [ ]  6.19 / 8.21  63 - 76 / 63 - 187     0     Actual/360   01/2012   06/2036     Aaa / AAA
                          (1), (2)

CLASS M-1     7,312,000  LIBOR + [ ]  4.48 / 4.93  41 - 76 / 41 - 131     0     Actual/360   01/2012   06/2036     Aa1 / AA+
                          (1), (3)

CLASS M-2     6,662,000  LIBOR + [ ]  4.44 / 4.85  40 - 76 / 40 - 123     0     Actual/360   01/2012   06/2036     Aa2 / AA
                          (1), (3)

CLASS M-3     4,550,000  LIBOR + [ ]  4.40 / 4.77  39 - 76 / 39 - 114     0     Actual/360   01/2012   06/2036     Aa3 / AA-
                          (1), (3)

CLASS M-4     3,412,000  LIBOR + [ ]  4.39 / 4.71  38 - 76 / 38 - 107     0     Actual/360   01/2012   06/2036      A1 / A+
                          (1), (3)

CLASS M-5     2,762,000  LIBOR + [ ]  4.37 / 4.62  38 - 76 / 38 - 100     0     Actual/360   01/2012   06/2036      A2 / A
                          (1), (3)

CLASS M-6     1,625,000  LIBOR + [ ]  4.37 / 4.57   38 - 76 / 38 - 93     0     Actual/360   01/2012   06/2036      A3 / A-
                          (1), (3)

CLASS B-1     3,250,000  LIBOR + [ ]  4.36 / 4.47   37 - 76 / 37 - 88     0     Actual/360   01/2012   06/2036    Baa2 / BBB+
                          (1), (3)

CLASS B-2     3,250,000  LIBOR + [ ]  4.21 / 4.21   37 - 76 / 37 - 77     0     Actual/360   01/2012   06/2036    Baa3 / BBB
                          (1), (3)

CLASS B-3     3,250,000  LIBOR + [ ]  3.57 / 3.57   37 - 61 / 37 - 61     0     Actual/360   10/2010   06/2036    Ba1 / BBB-
                          (1), (3)

TOTAL:      323,048,000

      1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

      2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin on the following Distribution Date.

      3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

      4) The Certificates will be priced at the "Pricing Speed" of 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.

      5)    Latest maturity date for any mortgage loan plus one year.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                     212-449-3659    scott_soltas@ml.com
Charles Sorrentino               212-449-3659    charles_sorrentino@ml.com
Colin Sheen                      212-449-3659    colin_sheen@ml.com
Charles Macintosh                212-449-3659    charles_macintosh@ml.com
Gregory Ikhilov                  212-449-3659    gregory_ikhilov @ml.com
Roger Ashworth                   212-449-3659    roger_ashworth @ml.com
Edgar Seah (Tokyo)             81-3-6225-7803    edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                      212-449-0752    matthew_whalen@ml.com
Paul Park                        212-449-6380    paul_park@ml.com
Tim Loughlin                     212-449-1646    timothy_loughlin@ml.com
Tom Saywell                      212-449-2122    tom_saywell@ml.com
Alan Chan                        212-449-8140    alan_chan@ml.com
Fred Hubert                      212-449-5071    fred_hubert@ml.com
Alice Chu                        212-449-1701    alice_chu@ml.com
Sonia Lee                        212-449-5067    sonia_lee@ml.com
Keith Singletary                 212-449-9431    keith_singletary@ml.com
Calvin Look                      212-449-5029    calvin_look@ml.com
Yimin Ge                         212-449-9401    yimin_ge@ml.com
Hoi Yee Leung                    212-449-1901    hoiyee_leung@ml.com

MOODY'S
Maggie Liu                       212-553-3712    qingyu.liu@moodys.com

STANDARD & POOR'S
Errol Arne                       212-438-2089    errol_arne@standardandpoors.com

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

TITLE OF CERTIFICATES   Specialty Underwriting & Residential Finance ("SURF"),
                        Mortgage Loan Asset-Backed Certificates, Series
                        2005-AB2, consisting of:
                        Class A-1A Certificates,
                        Class A-2A , Class A-2B and Class A-2C Certificates
                        (collectively, the "Class A-2 Certificates" and together with the Class A-1A Certificates, the Class A
                        Certificates),
                        Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M
                        Certificates"),
                        Class B-1, Class B-2 and Class B-3 Certificates
                        (collectively, the "Class B Certificates" and together with the Class M Certificates, the "Subordinate
                        Certificates")
                        The Class A, Class M and Class B Certificates are collectively known as the "Offered Certificates").

LEAD MANAGER            Merrill Lynch, Pierce, Fenner & Smith Incorporated

ISSUER                  Specialty Underwriting and Residential Finance Trust,
                        Series 2005-AB2

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

SELLER                  Merrill Lynch Mortgage Lending Inc.

SERVICER                Wilshire Credit Corporation

TRUSTEE                 [JPMorgan Chase Bank]

CUT-OFF DATE            September 1, 2005

PRICING DATE            On or about August [18], 2005

CLOSING DATE            On or about September [15], 2005

DISTRIBUTION DATES      Distribution of principal and interest on the Offered
                        Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2005.

ERISA CONSIDERATIONS    The Offered Certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT        The Offered Certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS              For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

OPTIONAL TERMINATION    The Trustee will attempt to terminate the trust when the
                        aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage
                        Loans, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and (iii) certain other amounts specified in the prospectus supplement.

MORTGAGE LOANS          The mortgage pool will consist of fixed rate and
                        adjustable rate, first lien mortgage loans ("Mortgage
                        Loans") originated under the SURF program and will be serviced by Wilshire Credit Corporation. The information described herein is based on a pool of Mortgage Loans having an aggregate statistical principal balance of approximately $335,625,574, as of August 1, 2005
                        ("Statistical Calculation Date"). The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately $325,000,000.

TOTAL OFFERED DEAL      Approximately $323,048,000
SIZE

ADMINISTRATIVE FEES     The Servicer and the Trustee will be paid fees
                        aggregating approximately 50.00 bps per annum (payable monthly) on the stated principal balance of the Mortgage
                        Loans.

CREDIT ENHANCEMENTS     1.  Mortgage Insurance
                        2.  Excess Interest

                        3.  Over-Collateralization

                        4.  Subordination

MORTGAGE INSURANCE      As of the cut-of date, approximately 35% of the mortgage
                        loans will be covered by a mortgage insurance policy issued by PMI Mortgage Insurance Corporation. Each
                        Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

OVER-                   The over-collateralization ("O/C") amount is equal to
COLLATERALIZATION       the excess of the aggregate principal balance of the
                        Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the O/C amount will equal approximately 0.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                        Initial: 0.60% of aggregate principal balance as of the Cut-off Date

                        Target: 0.60% of aggregate principal balance as of the Cut-off Date before stepdown, 1.20% of current balance after stepdown

                        Floor: 0.50% of aggregate principal balance as of the Cut-off Date
------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

SUBORDINATION:              CLASSES     RATING (M/S)   SUBORDINATION (1)
                           ---------    ------------   -----------------
(1) includes initial OC     Class A       Aaa/AAA            11.70%
                           Class M-1     Aa1/[AA+]            9.45%
                           Class M-2     Aa2/[AA]             7.40%
                           Class M-3     Aa3/[AA-]            6.00%
                           Class M-4      A1/[A+]             4.95%
                           Class M-5      A2/[A]              4.10%
                           Class M-6      A3/[A-]             3.60%
                           Class B-1    Baa1/[BBB+]           2.60%
                           Class B-2     Baa3/[BBB]           1.60%
                           Class B-3     Ba2/[BBB-]           0.60%

CLASS SIZES:                CLASSES     RATING (M/S)   CLASS SIZES
                            -------     ------------   -----------
                            Class A      Aaa/[AAA]       88.30%
                           Class M-1     Aa1/[AA+]        2.25%
                           Class M-2     Aa2/[AA]         2.05%
                           Class M-3     Aa3/[AA-]        1.40%
                           Class M-4      A1/[A+]         1.05%
                           Class M-5      A2/[A]          0.85%
                           Class M-6      A3/[A-]         0.50%
                           Class B-1    Baa1/[BBB+]       1.00%
                           Class B-2     Baa3/[BBB]       1.00%
                           Class B-3     Ba2/[BBB-]       1.00%

INTEREST ACCRUAL        For the Offered Certificates, interest will
                        initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP          If the optional termination of the Offered Certificates
                        does not occur on the first distribution date on which it can occur, (i) the margins on each class of the Class
                        A Certificates will increase to 2x their respective margins, and (ii) the margins on each class of the Subordinate Certificates will increase to 1.5x their respective margins, in each case on the following
                        Distribution Date.

AVAILABLE FUNDS CAPS    Class A-1A Certificates: The per annum rate equal to (A)
                        12 times the quotient of (x) the total scheduled interest based on the Group 1 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1 Mortgage
                        Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                        Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                        Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1A Available Funds Cap and the Class A-2 Available Funds Cap.

                        "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

CAP CONTRACT            The Certificates will each have the benefit of one of
                        the three cap contracts as specified below:

                                        NUMBER OF          BEGINNING           1ML STRIKE, UPPER
          CLASS                          MONTHS        DISTRIBUTION DATE            COLLAR
------------------------                ---------      -----------------       ------------------
Class A-1A Certificates                    76             October 2005                9.73%
Class A-2 Certificates                     76             October 2005                9.23%
Subordinate Certificates                   76             October 2005                8.62%

                        The trust fund will own three one-month LIBOR cap contracts purchased for the benefit of the related Certificates. Payments received on the cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the related Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAP        A rate calculated in the same manner as the related
                        Available Funds Cap, but based on the net maximum mortgage rate rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL               If on any Distribution Date the pass-through rate for
REIMBURSEMENT           any class of Offered Certificates is limited by the
                        related Available Funds Cap, (1) the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related
                        Available Funds Cap, up to but not exceeding the greater of (a) the related Maximum Rate Cap and (b) the sum of
                        (i) the related Available Funds Cap and (ii) the product of (A) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual period and (B) the quotient obtained by dividing (I) and amount equal to the proceeds, if any, payable under the related Cap Contract with respect to such Distribution Date by (II) the aggregate
                        Certificated Principal Balance of each of the Classes of Certificates to which such related Cap Contract relates for such Distribution Date over (2) the amount of interest such class was entitled to receive on such Distribution Dated based on the related Available Funds
                        Cap together with the unpaid portion of any such excess from prior Distribution Dates and interest accrued thereon at the then applicable Pass-Through Rate for such class, without giving effect to the related
                        Available Funds Cap. Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

-------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

CASHFLOW PRIORITY       1.    Repayment of any unreimbursed Servicer advances.

< Preliminary and       2.    Servicing Fees and Trustee Fees, as applicable.

Subject to Revision >   3.    Available interest funds, as follows: monthly
                              interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3
                              Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1
                              Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                        4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                        5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.

                        6. Excess interest to pay subordinate principal shortfalls.

                        7. Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.

                        8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                        Payments received on the related Cap Contract will only be available to the classes of Offered Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contract over amounts needed to pay such Carryovers on the classes of Offered Certificates will be distributed in respect of other classes of certificates not described herein.

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans and excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

      1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1A Certificates.

      2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates sequentially in the following order, to the Class A-2A Class certificates until its certificate principal balance has been reduced to zero, thereafter to the Class A-2B certificates until its certificate principal balance has been reduced to zero, thereafter to the Class A-2C certificates until its Certificate principal balance has been reduced to zero.

      "Group 1 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      "Group 2 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

      After the Certificate principal balance of either the Class A-1A Certificates or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1A Certificates or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1A Certificates and Class A-2 Certificates has been reduced to zero, then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                                       23.40%
CLASS M-1                                     18.90%
CLASS M-2                                     14.80%
CLASS M-3                                     12.00%
CLASS M-4                                      9.90%
CLASS M-5                                      8.20%
CLASS M-6                                      7.20%
CLASS B-1                                      5.20%
CLASS B-2                                      3.20%
CLASS B-3                                      1.20%

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the October 2008 Distribution Date;
      and

ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Step Down Loss Trigger Event does not exist.

SUBORDINATE             The first Distribution Date on which the Senior
CLASS PRINCIPAL         Enhancement Percentage (i.e., the sum of the outstanding
DISTRIBUTION            principal balance of the subordinate Certificates and
DATE                    the O/C amount divided by the aggregate stated principal
                        balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage
                        (including O/C), which is equal to two times the initial
                        Class A subordination percentage.

                        SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                        23.40%
                        or
                        (11.10%+0.60%)*2

STEP DOWN LOSS          The situation that exists with respect to any
TRIGGER EVENT           Distribution Date after the Stepdown Date, if (a) the
< Preliminary and       quotient of (1) the aggregate Stated Principal Balance
Subject to Revision >   of all Mortgage Loans 60 or more days delinquent,
                        measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [42.00]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and
                        (2) the aggregate principal balance of the Mortgage
                        Loans as of the Cut-off Date exceeds the Required Loss
                        Percentage.

DISTRIBUTION DATE OCCURRING                            REQUIRED LOSS PERCENTAGE
-----------------------------          --------------------------------------------------------
October 2008 - September 2009          [1.00]% with respect to October 2008, plus an additional
                                        1/12th of [0.50]% for each month thereafter
October 2009 - September 2010          [1.50]% with respect to October 2009, plus an additional
                                        1/12th of [0.25]% for each month thereafter
October 2010 - September 2011          [1.75]% with respect to October 2010, plus an additional
                                        1/12th of [0.25]% for each month thereafter
October 2011 and thereafter             [2.00]%

                               (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS              The Offered Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                        Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the Mortgage Loans and the
                        related mortgaged properties as of the Statistical
                        Calculation Date, except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding.

------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               TOTAL MORTGAGE LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                           $335,625,574
Aggregate Original Principal Balance                              $336,453,685
Number of Mortgage Loans                                                 1,697

                                           MINIMUM                 MAXIMUM                 AVERAGE (1)
                                         ----------               ---------                -----------
Original Principal Balance               $   24,000               $ 962,000                $  198,264
Outstanding Principal Balance            $   23,925               $ 961,911                $  197,776

                                                                                             WEIGHTED
                                            MINIMUM                 MAXIMUM                 AVERAGE (2)
                                            -------                 -------                 -----------
Original Term (mos)                             120                     360                     357
Stated remaining Term (mos)(4)                  115                     357                     352
Loan Age (mos)(4)                                 3                      10                       5
Current Interest Rate                         4.770%                 10.350%                  6.719%
Initial Interest Rate Cap (3)                 1.000%                  5.000%                  2.979%
Periodic Rate Cap (3)                         1.000%                  2.000%                  1.224%
Gross Margin (3)                              2.050%                 12.000%                  5.792%
Maximum Mortgage Rate (3)                    10.375%                 16.500%                 12.988%
Minimum Mortgage Rate (3)                     2.250%                  9.750%                  6.167%
Months to Roll (3) (4)                            1                      92                     24
Original Loan-to-Value                        17.44%                 100.00%                  81.99%
Credit Score (4)                                620                     810                     685

                                           EARLIEST                  LATEST
                                          ----------               ----------
Maturity Date                             04/01/2015               06/01/2035

                              PERCENT OF
  LIEN POSITION             MORTGAGE POOL
-----------------           -------------
1st Lien                      100.00%

OCCUPANCY
Primary                        91.32%
Second Home                     1.75%
Investment                      6.94%

LOAN TYPE

Fixed Rate                     20.09%
ARM                            79.91%

AMORTIZATION TYPE
Fully Amortizing               65.24%
Interest-Only                  34.25%
Balloon                         0.51%

YEAR OF ORIGINATION

2004                            3.90%
2005                           96.10%

LOAN  PURPOSE
Purchase                       46.29%
Refinance - Rate/Term           6.33%
Refinance - Cashout            47.38%

PROPERTY TYPE
Single Family                  69.67%
Planned Unit Development       13.97%
Two- to Four-Family             8.46%
Condominium                     6.82%
Townhouse                       0.65%
Rowhouse                        0.25%

Manufactured Housing            0.19%


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) As of the Cut-off Date.

-------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

MORTGAGE RATES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MORTGAGE   MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
      RATES          LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less           59   $ 17,112,825      5.10%     5.300%     701     $ 290,048     75.53%   85.51%   65.65%
5.501% to 6.000%        234     59,494,964     17.73      5.856      688       254,252     79.00    61.50    49.07
6.001% to 6.500%        289     63,936,718     19.05      6.324      687       221,234     81.64    41.56    43.49
6.501% to 7.000%        467     91,824,918     27.36      6.828      684       196,627     82.21    27.44    29.85
7.001% to 7.500%        342     57,605,323     17.16      7.294      677       168,437     83.53    24.49    21.72
7.501% to 8.000%        214     33,415,981      9.96      7.788      684       156,149     85.68    18.76    16.37
8.001% to 8.500%         54      7,454,734      2.22      8.278      685       138,051     85.86    24.10    17.76
8.501% to 9.000%         31      4,043,246      1.20      8.784      689       130,427     92.35    25.24     0.00
9.001% to 9.500%          5        600,250      0.18      9.452      702       120,050     91.82    15.40     0.00
9.501% to 10.000%         1         91,670      0.03      9.750      660        91,670     85.00     0.00     0.00
10.001% to 10.500%        1         44,944      0.01     10.350      661        44,944    100.00   100.00     0.00
                      -----   ------------    ------     ------      ---     ---------    ------    -----    -----
TOTAL:                1,697   $335,625,574    100.00%     6.719%     685     $ 197,776     81.99%   37.64%   34.25%
                      -----   ------------    ------     ------      ---     ---------    ------    -----    -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.770% per annum to 10.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.719% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
     RANGE OF          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
 REMAINING MONTHS   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
109 to 120               1    $     75,672     00.02%     7.200%     671     $  75,672    40.53%   100.00%    0.00%
169 to 180              32       3,367,910      1.00      7.019      698       105,247    79.55     72.96     0.00
229 to 240              15       2,569,142      0.77      6.403      682       171,276    79.92     46.79     0.00
289 to 300               1          73,569      0.02      5.990      639        73,569    77.08    100.00     0.00
349 to 360           1,648     329,539,282     98.19      6.719      685       199,963    82.04     37.18    34.88
                     -----    ------------    ------      -----      ---     ---------    -----     -----    -----
TOTAL:               1,697    $335,625,574    100.00%     6.719%     685     $ 197,776    81.99%    37.64%   34.25%
                     -----    ------------    ------      -----      ---     ---------    -----     -----    -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.

-------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

 RANGE OF ORIGINAL       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
      MORTGAGE             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
  LOAN PRINCIPAL        MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
     BALANCES            LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------      --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$ 50,000 or less             19    $   795,012      0.24%    7.833%      673     $  41,843     72.97%   50.53%     0.00%
$ 50,001 to $100,000        292     22,753,662      6.78     7.260       683        77,924     81.56    51.41      9.60
$100,001 to $150,000        428     53,449,758     15.93     6.965       687       124,883     82.28    40.63     18.00
$150,001 to $200,000        304     52,912,254     15.77     6.816       681       174,053     81.23    32.73     30.66
$200,001 to $250,000        206     45,912,675     13.68     6.693       684       222,877     83.11    37.83     30.89
$250,001 to $300,000        160     43,941,504     13.09     6.606       679       274,634     80.53    34.58     36.85
$300,001 to $350,000        113     36,492,900     10.87     6.710       687       322,946     84.94    26.59     35.71
$350,001 to $400,000         65     24,586,748      7.33     6.439       695       378,258     81.19    38.77     47.77
$400,001 to $450,000         47     19,945,861      5.94     6.339       696       424,380     83.43    40.66     53.31
$450,001 to $500,000         30     14,411,157      4.29     6.281       670       480,372     78.73    42.84     63.33
$500,001 to $550,000         10      5,199,470      1.55     6.384       687       519,947     86.37    50.69     50.20
$550,001 to $600,000          7      4,017,184      1.20     6.981       681       573,883     87.92    42.40     71.66
$600,001 to $650,000          6      3,718,767      1.11     6.382       692       619,795     74.16    50.38     50.46
$650,001 to $700,000          2      1,317,611      0.39     5.792       750       658,806     78.19    50.26     50.26
$700,001 to $750,000          5      3,644,498      1.09     6.538       705       728,900     80.39    39.94     39.94
$750,001 to $800,000          2      1,564,600      0.47     6.414       673       782,300     72.52    49.85    100.00
$950,001 to $1,000,000        1        961,911      0.29     6.875       717       961,911     74.00     0.00    100.00
                          -----   ------------    ------     -----       ---     ---------    ------    -----    ------
TOTAL:                    1,697    $335,625,57    100.00%    6.719%      685     $ 197,776     81.99%   37.64%    34.25%
                          -----   ------------    ------     -----       ---     ---------    ------    -----    ------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $23,925 to approximately $961,911 and the average outstanding principal balance of the Mortgage Loans was approximately $197,776.

PRODUCT TYPES

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
   PRODUCT TYPES          LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------     --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Balloon Loans                14   $  1,719,431      0.51%    7.455%      703     $ 122,817    84.52%    58.31%    0.00%
10 Year Fixed Loans           1         75,672      0.02     7.200       671        75,672    40.53    100.00     0.00
15 Year Fixed Loans          19      1,757,284      0.52     6.651       696        92,489    75.96     82.78     0.00
20 Year Fixed Loans          15      2,569,142      0.77     6.403       682       171,276    79.92     46.79     0.00
25 Year Fixed Loans           1         73,569      0.02     5.990       639        73,569    77.08    100.00     0.00
30 Year Fixed Loans         310     61,219,735     18.24     6.590       690       197,483    79.26     46.02     4.91
Six-Month LIBOR              15      3,395,921      1.01     6.464       707       226,395    79.00     21.18    61.84
2/28 LIBOR ARM              880    185,134,949     55.16     6.741       680       210,381    83.05     35.46    37.47
2/1 LIBOR ARM                77     10,715,201      3.19     6.932       693       139,158    85.57     24.60     0.00
3/27 LIBOR ARM              177     36,444,833     10.86     6.560       689       205,903    83.49     51.39    45.86
3/1 LIBOR ARM                28      3,505,533      1.04     6.826       685       125,198    83.43     61.91     0.00
5/25 LIBOR ARM              160     29,014,305      8.64     6.980       693       181,339    78.48     15.35    81.88
                          -----   ------------    ------     -----       ---     ---------    -----     -----    ------
TOTAL:                    1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%   34.25%
                          -----   ------------    ------     -----       ---     ---------    -----     -----    ------

------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
        STATE            LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                    13    $  1,474,819      0.44%     7.039%     699     $ 113,448    83.67%    24.54%    52.28%
Alaska                      1         239,989      0.07      8.250      702       239,989    80.00      0.00    100.00
Arizona                    39       7,876,103      2.35      6.856      693       201,951    83.76     31.07     43.36
Arkansas                    6         627,520      0.19      6.688      694       104,587    83.18     40.55      0.00
California                259      77,274,987     23.02      6.283      687       298,359    79.51     44.98     58.09
Colorado                   33       5,300,661      1.58      6.826      673       160,626    81.85     23.63     36.30
Connecticut                36       7,175,048      2.14      6.816      689       199,307    82.42     41.99     11.03
Delaware                    3         543,338      0.16      7.767      664       181,113    90.04     26.34      0.00
District of Columbia        3         930,851      0.28      7.140      665       310,284    85.42      0.00     34.29
Florida                   221      38,450,182     11.46      6.996      686       173,983    81.79     29.17     35.84
Georgia                   104      15,472,750      4.61      6.888      677       148,776    83.06     38.39     47.15
Hawaii                      2         568,117      0.17      7.308      681       284,059    90.80     61.34     61.34
Idaho                       8       1,168,115      0.35      7.051      678       146,014    85.15     59.63     46.12
Illinois                  106      19,686,029      5.87      6.956      689       185,717    83.04     28.13     17.40
Indiana                    32       3,497,492      1.04      6.978      688       109,297    85.17     54.24      9.29
Iowa                       10         882,598      0.26      7.485      683        88,260    89.17     44.22      0.00
Kansas                     10       1,084,344      0.32      6.775      710       108,434    91.03     50.12      0.00
Kentucky                   15       2,369,453      0.71      7.343      695       157,964    91.90     33.10     32.05
Louisiana                   9       1,391,893      0.41      7.119      677       154,655    79.45      0.00      0.00
Maine                       3         404,796      0.12      7.924      659       134,932    87.49     87.70      0.00
Maryland                   53      12,343,755      3.68      6.506      680       232,901    81.12     41.49     26.64
Massachusetts              36      10,033,947      2.99      6.642      684       278,721    79.57     34.12     12.63
Michigan                   41       4,709,373      1.40      7.126      673       114,863    83.81     56.02     11.86
Minnesota                  36       6,641,635      1.98      6.865      683       184,490    83.02     38.84     23.95
Mississippi                10         983,627      0.29      6.821      665        98,363    80.35     32.10     31.42
Missouri                   47       5,815,287      1.73      7.173      687       123,730    85.40     42.07     12.07
Montana                     2         258,132      0.08      7.018      698       129,066    96.91     38.60     61.40
Nebraska                    4         483,414      0.14      7.364      762       120,853    80.00     30.26      0.00
Nevada                     27       6,406,478      1.91      6.552      676       237,277    80.32     49.44     42.22
New Hampshire               7       1,648,430      0.49      6.339      693       235,490    76.85     14.43     43.09
New Jersey                 40      10,409,639      3.10      6.483      683       260,241    84.42     52.56     14.50
New Mexico                  2         304,047      0.09      7.388      713       152,023    80.00      0.00      0.00
New York                   78      21,434,508      6.39      6.683      682       274,801    81.28     25.78     13.75
North Carolina             29       4,733,225      1.41      7.173      688       163,215    83.76     38.89     35.94
North Dakota                2         221,348      0.07      7.647      688       110,674    96.60      0.00      0.00
Ohio                       65       9,180,698      2.74      6.838      691       141,242    83.67     40.51     28.36
Oklahoma                    4         365,495      0.11      6.880      662        91,374    79.18     40.49      0.00
Oregon                     18       3,226,077      0.96      6.853      694       179,226    84.29     25.84     22.71
Pennsylvania               54       9,146,013      2.73      6.669      679       169,371    84.96     52.04      7.84
Rhode Island               15       3,001,126      0.89      6.472      685       200,075    79.42     27.62     26.34
South Carolina             11       1,453,802      0.43      7.037      682       132,164    84.37     66.21     51.22
South Dakota                1         202,916      0.06      5.990      744       202,916    95.00    100.00      0.00
Tennessee                  31       5,466,103      1.63      7.143      688       176,326    82.69     32.12     33.41
Texas                      48       6,501,391      1.94      7.075      684       135,446    82.36     19.86     23.26
Utah                       17       2,986,693      0.89      6.885      714       175,688    81.24     24.44     50.04
Virginia                   60      14,184,309      4.23      6.583      683       236,405    81.83     32.04     51.95
Washington                 16       3,073,974      0.92      7.027      681       192,123    82.91     44.64     20.64
West Virginia               3         682,525      0.20      6.900      706       227,508    94.51     86.41      0.00
Wisconsin                  25       3,085,597      0.92      7.232      683       123,424    86.34     47.79      7.99
Wyoming                     2         222,927      0.07      6.833      633       111,464    80.00     72.27      0.00
                        -----    ------------    ------      -----      ---     ---------    -----     -----    ------
TOTAL:                  1,697    $335,625,574    100.00%     6.719%     685     $ 197,776    81.99%    37.64%    34.25%
                        -----    ------------    ------      -----      ---     ---------    -----     -----    ------

No more than approximately 0.47% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

AMORTIZATION TYPE

                        NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE        LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-----------------      --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing         1,233   $218,961,010     65.24%    6.876%      682     $ 177,584    81.97%    33.93%     0.00%
Balloon                     14      1,719,431      0.51     7.455       703       122,817    84.52     58.31      0.00
24 Month
Interest-Only                4        978,690      0.29     5.904       639       244,673    75.78    100.00    100.00
60 Month
Interest-Only              310     87,657,597     26.12     6.266       691       282,766    83.09     53.25    100.00
120 Month
Interest-Only              136     26,308,845      7.84     6.907       693       193,447    78.53     12.88    100.00
                         -----   ------------    ------     -----       ---     ---------    -----     -----    ------
TOTAL:                   1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%    34.25%
                         -----   ------------    ------     -----       ---     ---------    -----     -----    ------

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
 RANGE OF ORIGINAL     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less              31   $  4,431,163      1.32%    6.253%      693     $ 142,941    39.61%    48.32%   20.49%
50.01% to 55.00%             9      1,376,580      0.41     6.463       684       152,953    53.21     46.58     0.00
55.01% to 60.00%            24      4,537,587      1.35     6.156       675       189,066    57.78     42.26    33.36
60.01% to 65.00%            29      5,662,406      1.69     6.380       670       195,255    63.92     57.75    30.73
65.01% to 70.00%            45     10,815,085      3.22     6.243       684       240,335    68.53     40.95    33.08
70.01% to 75.00%           100     21,841,017      6.51     6.395       672       218,410    73.84     40.31    28.52
75.01% to 80.00%           882    168,032,568     50.07     6.727       677       190,513    79.79     27.69    35.97
80.01% to 85.00%           113     26,025,179      7.75     6.556       698       230,311    84.31     44.27    41.58
85.01% to 90.00%           215     47,261,982     14.08     6.752       698       219,823    89.46     48.69    39.49
90.01% to 95.00%            78     18,895,199      5.63     6.994       697       242,246    94.80     32.90    35.12
95.01% to 100.00%          171     26,746,809      7.97     7.293       706       156,414    99.84     66.73    16.48
                         -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:                   1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%   34.25%
                         -----   ------------    ------     -----       ---     ---------    -----     -----    -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.44% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.99%.

MORTGAGE INSURANCE

                                NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                  OF      PRINCIPAL     PERCENT    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                               MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE               LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
----------------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
No Mortgage Insurance            1,135   $218,850,192     65.21%    6.647%      677     $ 192,820    76.99%    31.85%   34.14%
PMI Mortgage Insurance Corp.       560    116,539,258     34.72     6.853       700       208,106    91.36     48.38    34.51
Mortgage Guaranty Insurance
Corp.                                2        236,124      0.07     7.944       639       118,062    90.57    100.00     0.00
                                 -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:                           1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%   34.25%
                                 -----   ------------    ------     -----       ---     ---------    -----     -----    -----

------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

LOAN PURPOSE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
    LOAN PURPOSE           LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
---------------------     --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Refinance - Cashout           775   $159,025,568     47.38%    6.588%      681     $ 205,194    80.52%    43.94%   29.53%
Purchase                      826    155,347,419     46.29     6.893       689       188,072    83.52     29.80    38.20
Refinance - Rate/Term          96     21,252,588      6.33     6.431       690       221,381    81.79     47.79    40.67
                            -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:                      1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%   34.25%
                            -----   ------------    ------     -----       ---     ---------    -----     -----    -----

PROPERTY TYPE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
   PROPERTY TYPE            LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family               1,210   $233,821,958     69.67%    6.715%      682     $ 193,241    82.01%    37.28%   33.24%
Planned Unit
Development                   208     46,882,469     13.97     6.697       688       225,396    82.57     33.43    52.59
Two- to Four-Family           121     28,384,393      8.46     6.791       696       234,582    80.92     35.92    14.70
Condominium                   130     22,888,304      6.82     6.709       696       176,064    81.69     47.23    35.29
Townhouse                      14      2,178,374      0.65     6.808       686       155,598    86.32     46.13    14.64
Rowhouse                        7        827,082      0.25     6.194       710       118,155    82.50    100.00     0.00
Manufactured Housing            7        642,996      0.19     7.362       695        91,857    73.68    100.00     0.00
                            -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:                      1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%   34.25%
                            -----   ------------    ------     -----       ---     ---------    -----     -----    -----

DOCUMENTATION

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
    DOCUMENTATION           LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
---------------------     --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Stated Documentation          937   $194,865,706     58.06%    6.885%      685     $ 207,968    81.48%     0.00%   27.57%
Full Documentation            672    126,329,763     37.64     6.390       685       187,991    83.10    100.00    40.40
No Documentation               41      6,083,475      1.81     7.738       709       148,377    79.33      0.00    59.27
Stated Income/Stated
Asset                          32      5,403,815      1.61     7.161       686       168,869    78.93      0.00    79.42
No Ratio                       14      2,761,565      0.82     6.965       668       197,255    78.99      0.00    76.20
No Income/No Asset              1        181,250      0.05     7.250       722       181,250    79.99      0.00   100.00
                            -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:                      1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%   34.25%
                            -----   ------------    ------     -----       ---     ---------    -----     -----    -----

--------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

OCCUPANCY

               NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                 OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
              MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
 OCCUPANCY      LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-----------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary         1,503   $306,481,002     91.32%    6.671%      684     $ 203,913    82.08%    36.54%   35.71%
Investment        157     23,280,433      6.94     7.217       690       148,283    81.57     59.07     8.29
Second Home        37      5,864,140      1.75     7.271       725       158,490    78.94     10.09    60.86
                -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:          1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%   34.25%
                -----   ------------    ------     -----       ---     ---------    -----     -----    -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF CUT-OFF DATE

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE      MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
     (MONTHS)             LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------------     --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3                             1   $    111,793      0.03%     7.375%     667     $ 111,793    80.00%     0.00%    0.00%
4                           354     73,548,285     21.91      6.701      694       207,764    81.37     36.02    42.60
5                           786    162,579,048     48.44      6.622      679       206,844    81.33     39.06    37.76
6                           252     49,610,923     14.78      6.621      689       196,869    84.19     50.91    31.63
7                           221     37,520,695     11.18      7.123      690       169,777    83.15     23.89    14.45
8                            71     10,416,635      3.10      7.259      679       146,713    81.96     14.88    10.70
9                             7        765,143      0.23      7.149      682       109,306    75.98     10.63     0.00
10                            5      1,073,052      0.32      7.455      684       214,610    87.14     45.14     0.00
                          -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:                    1,697   $335,625,574    100.00%     6.719%     685     $ 197,776    81.99%    37.64%   34.25%
                          -----   ------------    ------     -----       ---     ---------    -----     -----    -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
    PENALTY TERM          LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------------     --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                        223   $ 40,507,563     12.07%     7.059%     690     $ 181,648    82.51%    31.19%   32.76%
6 Months                      6        641,419      0.19      7.470      702       106,903    79.90      4.50     0.00
8 Months                      1        183,405      0.05      8.250      746       183,405    80.00      0.00     0.00
12 Months                   123     30,270,304      9.02      6.974      679       246,100    82.21     28.55    24.15
13 Months                     1        364,000      0.11      6.250      732       364,000    80.00    100.00   100.00
18 Months                     1        107,594      0.03      7.500      648       107,594    80.00      0.00     0.00
24 Months                   693    143,026,477     42.61      6.654      681       206,387    82.81     36.35    39.60
30 Months                     1        136,066      0.04      7.599      620       136,066    80.00      0.00     0.00
36 Months                   451     80,980,580     24.13      6.705      687       179,558    81.24     45.07    38.74
60 Months                   197     39,408,166     11.74      6.420      697       200,041    79.89     41.05    15.18
                          -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:                    1,697   $335,625,574    100.00%     6.719%     685     $ 197,776    81.99%    37.64%   34.25%
                          -----   ------------    ------     -----       ---     ---------    -----     -----    -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 31 months.

------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF CREDIT         MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
    SCORES                LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
---------------         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
620 to 625                   68   $ 13,614,529      4.06%    6.807%      623     $ 200,214    76.44%    46.98%   19.80%
626 to 650                  275     53,728,034     16.01     6.723       638       195,375    76.65     38.10    24.74
651 to 675                  420     81,139,776     24.18     6.850       664       193,190    82.24     36.80    34.90
676 to 700                  422     81,723,317     24.35     6.719       687       193,657    84.35     35.76    37.92
701 to 725                  257     54,208,014     16.15     6.609       713       210,926    83.65     36.79    37.39
726 to 750                  145     29,896,293      8.91     6.571       737       206,181    82.59     43.46    33.45
751 to 775                   68     12,971,661      3.86     6.720       759       190,760    84.30     30.65    40.15
776 to 800                   33      7,209,244      2.15     6.520       786       218,462    82.85     42.30    53.86
801 to 810                    9      1,134,706      0.34     6.619       804       126,078    86.27     36.57    25.36
                          -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:                    1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%   34.25%
                          -----   ------------    ------     -----       ---     ---------    -----     -----    -----

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 620 to 810 and the weighted average Credit Score of the Mortgage Loans was approximately 685.

CREDIT GRADE

                    NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                      OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE         LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------       --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
PA1                    168   $ 31,372,222      9.35%    6.575%      747     $ 186,739    76.30%    26.65%   44.12%
PA2                    245     45,048,814     13.42     6.547       697       183,873    76.67     23.73    31.28
PA3                    623    119,679,846     35.66     6.757       648       192,102    77.07     33.15    26.75
SA1                    444     95,552,518     28.47     6.714       713       215,208    89.60     45.61    38.78
SA2                    217     43,972,174      13.1     6.906       669       202,637    88.34     54.63    40.81
                     -----   ------------    ------     -----       ---     ---------    -----     -----    -----
TOTAL:               1,697   $335,625,574    100.00%    6.719%      685     $ 197,776    81.99%    37.64%   34.25%
                     -----   ------------    ------     -----       ---     ---------    -----     -----    -----

------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
 RANGE OF GROSS     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
     MARGINS          LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
 2.001% to  2.500%      158   $ 28,559,845     10.65%     6.962%     692     $ 180,759    78.89%    14.82%   82.62%
 2.501% to  3.000%        5      1,446,104      0.54      6.232      661       289,221    82.79     64.34    62.27
 3.001% to  3.500%        8      2,099,170      0.78      6.649      721       262,396    82.23      7.35    58.12
 3.501% to  4.000%        4        974,674      0.36      6.779      692       243,669    77.19      0.00    38.66
 4.001% to  4.500%       10      2,103,300      0.78      6.381      693       210,330    80.37     60.95     3.07
 4.501% to  5.000%       62     15,398,781      5.74      5.954      694       248,367    79.66     67.37    51.59
 5.001% to  5.500%      100     23,331,276      8.70      6.142      691       233,313    82.81     49.46    47.71
 5.501% to  6.000%      229     47,289,718     17.63      6.477      689       206,505    81.24     32.14    41.36
 6.001% to  6.500%      268     51,837,173     19.33      6.810      690       193,422    84.01     37.94    37.98
 6.501% to  7.000%      399     80,710,334     30.09      6.949      668       202,282    83.01     33.90    31.23
 7.001% to  7.500%       58     10,110,199      3.77      7.621      691       174,314    90.22     27.00    20.22
 7.501% to  8.000%       23      2,981,653      1.11      8.045      692       129,637    94.87     21.32     7.18
 8.001% to  8.500%        8        895,511      0.33      8.537      704       111,939    97.73     13.00     0.00
 8.501% to  9.000%        4        399,518      0.15      9.066      677        99,880    96.56     15.00     0.00
11.501% to 12.000%        1         73,485      0.03      6.650      674        73,485    80.00    100.00     0.00
                      -----   ------------    ------      -----      ---     ---------    -----    ------    -----
TOTAL:                1,337   $268,210,741    100.00%     6.748%     684     $ 200,606    82.67%    35.18%   41.74%
                      -----   ------------    ------      -----      ---     ---------    -----    ------    -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.050% per annum to 12.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.792% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
 RANGE OF MAXIMUM     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
  MORTGAGE RATES        LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less            59   $ 14,171,125      5.28%    5.641%     702      $ 240,189     78.76%   59.18%   79.92%
11.501% to 12.000%        188     42,219,283     15.74     6.076      693        224,571     79.84    42.25    65.25
12.001% to 12.500%        195     42,553,827     15.87     6.371      690        218,225     81.97    39.01    59.97
12.501% to 13.000%        256     53,526,593     19.96     6.626      687        209,088     82.70    44.84    49.91
13.001% to 13.500%        165     32,027,955     11.94     7.097      680        194,109     85.55    41.70    40.54
13.501% to 14.000%        200     40,116,701     14.96     7.179      676        200,584     84.94    20.05    14.10
14.001% to 14.500%        167     27,942,784     10.42     7.407      669        167,322     82.39    13.71     6.17
14.501% to 15.000%         93     14,342,406      5.35     7.943      670        154,219     83.72    11.39     3.30
15.001% to 15.500%          7        686,482      0.26     8.337      684         98,069     90.37    73.03     0.00
15.501% to 16.000%          6        568,721      0.21     8.923      682         94,787     92.12    28.12     0.00
16.001% to 16.500%          1         54,863      0.02     9.500      684         54,863    100.00     0.00     0.00
                        -----   ------------    ------     -----      ---      ---------    ------    -----    -----
TOTAL:                  1,337   $268,210,741    100.00%    6.748%     684      $ 200,606     82.67%   35.18%   41.74%
                        -----   ------------    ------     -----      ---      ---------    ------    -----    -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.375% per annum to 16.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.988% per annum.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE     LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
October 2005                      5   $    845,103      0.32%    6.688%     731      $ 169,021     74.58%     0.00%   80.53%
November 2005                     9      2,401,281      0.90     6.330      701        266,809     79.24     23.73    59.11
March 2006                        1        149,537      0.06     7.350      676        149,537    100.00    100.00     0.00
November 2006                     2        205,649      0.08     6.986      666        102,824     80.00      0.00     0.00
December 2006                     1         50,391      0.02     7.750      677         50,391     59.58      0.00     0.00
January 2007                     53      8,328,507      3.11     7.234      680        157,142     82.16     11.29     9.93
February 2007                   140     23,897,997      8.91     7.173      687        170,700     82.85     17.05    12.93
March 2007                      134     28,243,252     10.53     6.699      687        210,771     85.75     43.21    35.21
April 2007                      479    104,109,831     38.82     6.647      676        217,348     82.59     38.43    38.93
May 2007                        148     31,014,524     11.56     6.691      688        209,558     83.44     35.64    48.31
November 2007                     2        484,353      0.18     6.431      623        242,177     80.00    100.00     0.00
December 2007                     2        265,564      0.10     6.758      683        132,782     80.00      0.00     0.00
January 2008                     11      1,197,275      0.45     7.374      690        108,843     84.62     13.60    14.03
February 2008                    41      7,108,745      2.65     6.904      696        173,384     82.94     27.93    32.78
March 2008                       35      6,699,490      2.50     6.013      688        191,414     86.07     73.88    56.60
April 2008                       69     14,455,834      5.39     6.532      681        209,505     81.82     58.69    51.33
May 2008                         44      9,627,311      3.59     6.715      698        218,803     84.74     50.18    31.19
June 2008                         1        111,793      0.04     7.375      667        111,793     80.00      0.00     0.00
January 2010                      4        592,626      0.22     7.337      653        148,156     77.41     42.15    20.25
February 2010                     3        475,093      0.18     7.093      699        158,364     88.52     24.49     0.00
March 2010                        2        351,750      0.13     5.489      704        175,875     77.04    100.00   100.00
April 2010                       75     13,642,935      5.09     6.808      688        181,906     77.88     19.09    87.93
May 2010                         75     13,328,901      4.97     7.116      700        177,719     79.21      8.50    80.02
May 2013                          1        623,000      0.23     8.250      670        623,000     70.00      0.00   100.00
                              -----   ------------    ------     -----      ---      ---------     -----     -----   ------
TOTAL:                        1,337   $268,210,741    100.00%    6.748%     684      $ 200,606     82.67%    35.18%   41.74%
                              -----   ------------    ------     -----      ---      ---------     -----     -----   ------

-------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                           $111,284,269
Aggregate Original Principal Balance                              $111,604,630
Number of Mortgage Loans                                                   784

                                          MINIMUM                  MAXIMUM                 AVERAGE (1)
                                         ----------               ---------                -----------
Original Principal Balance               $   24,000               $ 405,000                $  142,353
Outstanding Principal Balance            $   23,925               $ 403,956                $  141,944

                                                                                            WEIGHTED
                                          MINIMUM                  MAXIMUM                 AVERAGE (2)
                                         ----------               ---------                -----------

Original Term (mos)                             120                     360                       357
Stated remaining Term (mos)(4)                  115                     356                       351
Loan Age (mos)(4)                                 4                      10                        5
Current Interest Rate                         4.990%                 10.350%                   6.877%
Initial Interest Rate Cap (3)                 1.000%                  5.000%                   2.907%
Periodic Rate Cap (3)                         1.000%                  2.000%                   1.220%
Gross Margin (3)                              2.050%                 12.000%                   5.927%
Maximum Mortgage Rate (3)                    10.875%                 16.500%                  13.117%
Minimum Mortgage Rate (3)                     2.250%                  9.750%                   6.419%
Months to Roll (3) (4)                            2                      56                       23
Original Loan-to-Value                        17.44%                 100.00%                   82.12%
Credit Score (4)                                620                     810                      687

                                           EARLIEST                  LATEST
                                          ----------               ----------
Maturity Date                             04/01/2015               05/01/2035

                                           PERCENT OF
LIEN POSITION                             MORTGAGE POOL
                                          -------------
1(st) Lien                                    100.00%

OCCUPANCY

Primary                                       78.85%
Second Home                                    3.63%
Investment                                    17.51%

LOAN TYPE

Fixed Rate                                    12.84%
ARM                                           87.16%

AMORTIZATION TYPE
Fully Amortizing                              72.31%
Interest-Only                                 26.74%
Balloon                                        0.95%

YEAR OF ORIGINATION

2004                                           5.05%
2005                                          94.95%

LOAN PURPOSE

Purchase                                      45.37%
Refinance-Rate/Term                            6.31%
Refinance-Cashout                             48.32%

PROPERTY TYPE

Single Family                                 67.54%
Two- to Four-Family                           10.58%
Planned Unit Development                      10.12%
Condominium                                    9.47%
Townhouse                                      1.41%
Manufactured Housing                           0.58%
Rowhouse                                       0.30%

(1) Sum of Principal  Balance divided by total number of loans.

(2) Weighted by Outstanding  Principal  Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) As of the Cut-off Date.

---------------

Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

MORTGAGE RATES

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
RANGE OF MORTGAGE RATES   LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
-----------------------  --------  ------------   ----------    --------   --------   -----------    --------   --------   -------
5.500% or less                 24  $  4,524,944        4.07%     5.319%      693        $188,539       72.24%     86.28%   56.92%
5.501% to 6.000%               73    13,290,970       11.94      5.890       692         182,068       78.23      58.11    43.48
6.001% to 6.500%              116    18,290,033       16.44      6.342       687         157,673       81.89      53.83    38.89
6.501% to 7.000%              230    33,119,322       29.76      6.829       687         143,997       81.46      37.84    25.83
7.001% to 7.500%              173    22,546,414       20.26      7.293       685         130,326       83.73      39.54    18.66
7.501% to 8.000%              111    13,467,424       12.10      7.788       687         121,328       85.35      31.28     9.28
8.001% to 8.500%               30     3,445,263        3.10      8.239       685         114,842       87.78      37.26     8.03
8.501% to 9.000%               22     2,265,528        2.04      8.781       681         102,979       90.69      33.40     0.00
9.001% to 9.500%                3       197,758        0.18      9.358       675          65,919       98.72      46.75     0.00
9.501% to 10.000%               1        91,670        0.08      9.750       660          91,670       85.00       0.00     0.00
10.001% to 10.500%              1        44,944        0.04     10.350       661          44,944      100.00     100.00     0.00
TOTAL:                        784  $111,284,269      100.00%     6.877%      687        $141,944       82.12%     44.31%   26.74%

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 10.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.877% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                    OF        PRINCIPAL   PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
REMAINING MONTHS         MORTGAGE      BALANCE     MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
TO STATED MATURITY        LOANS      OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING      LTV        DOC        IO
------------------       --------   ------------  ----------    --------   --------   -----------    --------   --------   -------
109 to 120                      1   $     75,672      0.07%       7.200%      671     $    75,672      40.53%    100.00%     0.00%
169 to 180                     18      1,622,410      1.46        7.137       694          90,134      76.70      77.46      0.00
229 to 240                      6        579,153      0.52        6.972       676          96,526      76.81      68.09      0.00
349 to 360                    759    109,007,034     97.95        6.872       687         143,619      82.26      43.65     27.30
TOTAL:                        784   $111,284,269    100.00%       6.877%      687     $   141,944      82.12%     44.31%    26.74%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 356 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 351 months.

-----------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
      RANGE OF              OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
 ORIGINAL MORTGAGE       MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
LOAN PRINCIPAL BALANCES   LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
-----------------------  --------   -----------   ----------    --------   --------   -----------    --------   --------   -------
$50,000 or less              14     $    569,463      0.51%       7.939%      673     $    40,676      77.48%    57.10%      0.00%
$50,001 to $100,000         213       16,365,750     14.71        7.290       683          76,835      82.47     55.26       8.71
$100,001 to $150,000        276       34,231,170     30.76        6.955       688         124,026      82.18     46.42      18.98
$150,001 to $200,000        144       24,796,983     22.28        6.756       681         172,201      81.33     43.09      34.77
$200,001 to $250,000         71       15,699,568     14.11        6.569       696         221,121      84.32     38.09      38.44
$250,001 to $300,000         38       10,356,305      9.31        6.661       680         272,534      78.41     42.22      37.44
$300,001 to $350,000         24        7,755,609      6.97        6.908       698         323,150      85.27     33.95      38.00
$350,001 to $400,000          3        1,105,464      0.99        6.206       724         368,488      74.06     34.49      32.11
$400,001 to $450,000          1          403,956      0.36        8.250       683         403,956      90.00      0.00       0.00
TOTAL:                      784     $111,284,269    100.00%       6.877%      687     $   141,944      82.12%    44.31%     26.74%

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $23,925 to approximately $403,956 and the average outstanding principal balance of the Mortgage Loans was approximately $141,944.

PRODUCT TYPES

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
     PRODUCT TYPES        LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
-----------------------  --------   ------------  ----------    --------   --------   -----------    --------   --------   -------
Balloon Loans                10     $  1,062,482       0.95%      7.336%      708     $   106,248      81.67%     76.38%     0.00%
10 Year Fixed Loans           1           75,672       0.07       7.200       671          75,672      40.53     100.00      0.00
15 Year Fixed Loans           8          559,927       0.50       6.760       668          69,991      67.29      79.50      0.00
20 Year Fixed Loans           6          579,153       0.52       6.972       676          96,526      76.81      68.09      0.00
30 Year Fixed Loans          97       12,016,668      10.80       6.817       683         123,883      77.88      61.07      3.40
Six-Month LIBOR               4          588,941       0.53       7.050       703         147,235      83.05      15.26     84.74
2/28 LIBOR ARM              451       68,649,407      61.69       6.885       683         152,216      83.02      41.42     24.98
2/1 LIBOR ARM                43        4,460,385       4.01       6.938       698         103,730      87.03      30.06      0.00
3/27 LIBOR ARM               88       13,464,272      12.10       6.758       693         153,003      82.73      52.22     37.23
3/1 LIBOR ARM                17        1,612,301       1.45       7.082       699          94,841      84.01      56.94      0.00
5/25 LIBOR ARM               59        8,215,060       7.38       6.942       710         139,238      78.57      29.65     81.42
TOTAL:                      784     $111,284,269     100.00%      6.877%      687     $   141,944      82.12%     44.31%    26.74%

------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
     STATE                LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
--------------           --------   ------------  ----------    --------   --------   -----------    --------   --------   -------
Alabama                       6     $    622,263      0.56%       6.929%      700     $   103,710      85.46%     42.73%    51.30%
Arizona                      24        3,270,545      2.94        6.807       693         136,273      84.69      42.12     32.70
Arkansas                      3          195,272      0.18        7.385       670          65,091      69.04      74.70      0.00
California                   77       15,899,375     14.29        6.366       680         206,485      76.22      47.13     51.54
Colorado                     20        2,863,552      2.57        6.970       684         143,178      84.37      32.14     32.23
Connecticut                  25        4,095,453      3.68        6.903       690         163,818      80.81      33.80      0.00
Delaware                      2          400,224      0.36        8.131       672         200,112      96.44       0.00      0.00
Florida                      84       11,056,378      9.94        7.036       700         131,624      82.28      38.20     25.43
Georgia                      66        8,206,969      7.37        7.108       681         124,348      84.61      44.93     41.25
Hawaii                        1          348,500      0.31        6.400       661         348,500      85.00     100.00    100.00
Idaho                         6          880,304      0.79        6.986       681         146,717      86.84      79.13     61.19
Illinois                     60        9,694,269      8.71        6.979       690         161,571      82.41      29.68     11.25
Indiana                      17        1,550,672      1.39        6.979       691          91,216      85.48      63.67     14.61
Iowa                          8          715,633      0.64        7.408       685          89,454      87.86      47.22      0.00
Kansas                        8          572,312      0.51        7.478       715          71,539      91.94      56.08      0.00
Kentucky                      7          709,014      0.64        6.811       696         101,288      90.37      92.89      0.00
Louisiana                     4          286,508      0.26        7.127       696          71,627      72.23       0.00      0.00
Maine                         1          135,244      0.12        6.700       621         135,244      80.00     100.00      0.00
Maryland                     24        4,508,301      4.05        6.585       684         187,846      81.69      43.75     32.85
Massachusetts                14        3,100,523      2.79        7.104       667         221,466      78.34      32.08     14.90
Michigan                     28        2,821,304      2.54        7.257       676         100,761      86.92      63.65      9.73
Minnesota                    23        3,672,303      3.30        6.803       693         159,665      85.48      46.05     16.13
Mississippi                   4          315,713      0.28        6.931       659          78,928      84.72     100.00     32.91
Missouri                     33        3,091,792      2.78        7.366       681          93,691      86.03      59.21     15.66
Montana                       2          258,132      0.23        7.018       698         129,066      96.91      38.60     61.40
Nebraska                      3          284,207      0.26        7.087       764          94,736      80.00      51.48      0.00
Nevada                        9        1,565,069      1.41        6.594       690         173,897      79.10      46.80     78.46
New Hampshire                 3          597,695      0.54        6.705       695         199,232      89.51      39.79     36.87
New Jersey                    9        1,765,768      1.59        7.046       680         196,196      83.75      42.25     11.61
New York                     19        3,331,707      2.99        6.731       700         175,353      77.95      60.83     17.74
North Carolina               16        1,816,753      1.63        7.175       707         113,547      82.91      37.31     33.64
Ohio                         29        3,105,486      2.79        6.960       681         107,086      84.57      49.19     18.79
Oregon                        9        1,151,252      1.03        6.679       688         127,917      83.01      42.02     48.01
Pennsylvania                 24        2,751,877      2.47        6.870       678         114,662      84.61      64.90      7.52
Rhode Island                  7        1,296,007      1.16        6.438       693         185,144      78.19      21.81     32.18
South Carolina                6          537,283      0.48        7.580       703          89,547      88.03      79.84     10.40
Tennessee                    14        1,625,157      1.46        6.922       688         116,083      82.35      41.52     21.18
Texas                        22        2,397,603      2.15        7.051       690         108,982      80.95      41.59     21.82
Utah                          7          852,946      0.77        6.943       708         121,849      82.78      18.64     37.86
Virginia                     29        5,043,324      4.53        6.629       681         173,908      80.12      37.55     28.38
Washington                   10        1,726,798      1.55        7.285       689         172,680      81.35      34.51      0.00
West Virginia                 1           92,750      0.08        6.450       696          92,750      90.00       0.00      0.00
Wisconsin                    20        2,072,030      1.86        7.111       686         103,601      88.05      65.39      0.00
                            ---     ------------    ------        -----       ---     -----------      -----      -----     -----
TOTAL:                      784     $111,284,269    100.00%       6.877%      687     $   141,944      82.12%     44.31%    26.74%
                            ---     ------------    ------        -----       ---     -----------      -----      -----     -----

No more than approximately 0.79% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

AMORTIZATION TYPE

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
   AMORTIZATION TYPE      LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
----------------------   --------   ------------  ----------    --------   --------   -----------    --------   --------   -------
Fully Amortizing             605    $ 80,464,541     72.31%       7.013%      684     $   132,999      82.45%     43.35%     0.00%
Balloon                       10       1,062,482      0.95        7.336       708         106,248      81.67      76.38      0.00
24 Month Interest-Only         3         486,690      0.44        5.554       650         162,230      77.03     100.00    100.00
60 Month Interest-Only       114      22,094,330     19.85        6.356       692         193,810      82.33      51.85    100.00
120 Month Interest-Only       52       7,176,226      6.45        6.977       709         138,004      78.26      23.38    100.00
                         -------    ------------    ------        -----       ---     -----------      -----      -----    ------
TOTAL:                       784    $111,284,269    100.00%       6.877%      687     $   141,944      82.12%     44.31%    26.74%
                         -------    ------------    ------        -----       ---     -----------      -----      -----    ------

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
  RANGE OF ORIGINAL      MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
LOAN-TO-VALUE RATIOS      LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
--------------------     --------   ------------  ----------    --------   --------   -----------    --------   --------   -------
50.00% or less              20      $  2,492,701       2.24%     6.502%      677      $   124,635      39.91%    29.56%     33.84%
50.01% to 55.00%             4           671,849       0.60      6.528       668          167,962      53.73     57.54       0.00
55.01% to 60.00%            12         1,530,741       1.38      6.319       672          127,562      58.16     36.08      34.88
60.01% to 65.00%            16         2,544,997       2.29      6.216       685          159,062      63.63     58.60      37.72
65.01% to 70.00%            20         2,863,389       2.57      6.301       681          143,169      69.00     24.69      32.09
70.01% to 75.00%            44         6,214,097       5.58      6.688       675          141,229      73.81     38.87      28.93
75.01% to 80.00%           375        51,744,036      46.50      6.841       680          137,984      79.79     32.99      25.38
80.01% to 85.00%            56         9,537,909       8.57      6.872       693          170,320      84.51     54.63      36.65
85.01% to 90.00%           112        17,317,264      15.56      7.026       700          154,618      89.65     60.72      25.75
90.01% to 95.00%            29         4,645,176       4.17      6.947       698          160,178      94.72     51.40      39.77
95.01% to 100.00%           96        11,722,110      10.53      7.350       703          122,105      99.76     66.87      15.09
                         -----      ------------     ------      -----       ---      -----------      -----     -----      -----
TOTAL:                     784      $111,284,269     100.00%     6.877%      687      $   141,944      82.12%    44.31%     26.74%
                         -----      ------------     ------      -----       ---      -----------      -----     -----      -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.44% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.12%.

MORTGAGE INSURANCE

                                     NUMBER    AGGREGATE                           WEIGHTED     AVERAGE   WEIGHTED
                                       OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL  AVERAGE    PERCENT
                                    MORTGAGE    BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE   ORIGINAL     FULL  PERCENT
        MORTGAGE INSURANCE           LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING   LTV        DOC     IO
---------------------------------   --------  ------------  ----------  --------   --------   ----------- --------   ------- -------
No Mortgage Insurance                    502  $ 69,223,539     62.20%    6.769%       679     $   137,895   76.38%    35.17%  26.27%
PMI Mortgage Insurance Corp.             281    41,990,654     37.73     7.056        700         149,433   91.56     59.29   27.56
Mortgage Guaranty Insurance Corp.          1        70,076      0.06     6.625        676          70,076  100.00    100.00    0.00
                                    --------  ------------    ------     -----        ---     -----------  ------    ------   -----
TOTAL:                                   784  $111,284,269    100.00%    6.877%       687     $   141,944   82.12%    44.31%  26.74%
                                    --------  ------------    ------     -----        ---     -----------  ------    ------   -----

---------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

LOAN PURPOSE

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
      LOAN PURPOSE        LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
----------------------   --------   ------------  ----------    --------   --------   -----------    --------   -------    -------
Refinance - Cashout          361    $ 53,768,743     48.32%       6.733%      682     $   148,944      80.06%    46.17%     28.41%
Purchase                     374      50,494,436     45.37        7.061       693         135,012      84.41     41.24      23.22
Refinance - Rate/Term         49       7,021,090      6.31        6.661       686         143,288      81.52     52.17      39.29
                         -------    ------------    ------        -----       ---     -----------      -----     -----      -----
TOTAL:                       784    $111,284,269    100.00%       6.877%      687     $   141,944      82.12%    44.31%     26.74%
                         -------    ------------    ------        -----       ---     -----------      -----     -----      -----

PROPERTY TYPE

                           NUMBER    AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                             OF      PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
      PROPERTY TYPE        LOANS    OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
------------------------  --------  ------------  ----------    --------   --------   -----------    --------   -------    -------
Single Family                556    $ 75,164,372      67.54%      6.879%      686     $   135,188      82.30%    43.37%     25.94%
Two- to Four-Family           64      11,774,824      10.58       7.004       686         183,982      80.96     48.05      13.47
Planned Unit Development      70      11,265,642      10.12       6.798       697         160,938      82.47     37.45      46.68
Condominium                   73      10,533,959       9.47       6.825       691         144,301      82.57     47.97      29.40
Townhouse                     10       1,569,933       1.41       6.616       677         156,993      82.98     51.64      20.32
Manufactured Housing           7         642,996       0.58       7.362       695          91,857      73.68    100.00       0.00
Rowhouse                       4         332,544       0.30       6.564       670          83,136      70.10    100.00       0.00
                          ------    ------------     ------       -----       ---     -----------      -----    ------      -----
TOTAL:                       784    $111,284,269     100.00%      6.877%      687     $   141,944      82.12%    44.31%     26.74%
                          ------    ------------     ------       -----       ---     -----------      -----    ------      -----

DOCUMENTATION

                           NUMBER    AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                             OF      PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
      DOCUMENTATION        LOANS    OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
------------------------  --------  ------------  ----------    --------   --------   -----------    --------   -------    -------
Stated Documentation        391     $ 58,935,711     52.96%       7.003%      688     $   150,731      80.41%     0.00%     23.95%
Full Documentation          370       49,311,781     44.31        6.697       685         133,275      84.35    100.00      27.62
Stated Income/Stated
  Asset                      13        1,649,652      1.48        7.175       694         126,896      76.96      0.00      80.25
No Documentation              7          946,975      0.85        7.816       717         135,282      83.25      0.00      27.33
No Ratio                      2          258,900      0.23        6.863       688         129,450      79.99      0.00     100.00
No Income/No Asset            1          181,250      0.16        7.250       722         181,250      79.99      0.00     100.00
                          -----     ------------    ------        -----       ---     -----------      -----     -----     ------
TOTAL:                      784     $111,284,269    100.00%       6.877%      687     $   141,944      82.12%    44.31%     26.74%
                          -----     ------------    ------        -----       ---     -----------      -----     -----     ------


---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

OCCUPANCY

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
   OCCUPANCY              LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
---------------          --------   ------------  ----------    --------   --------   -----------    --------   -------    -------
Primary                      613    $ 87,751,679      78.85%      6.761%      685     $   143,151      82.30%    41.61%     29.62%
Investment                   141      19,489,688      17.51       7.294       689         138,225      82.05     62.64       4.79
Second Home                   30       4,042,902       3.63       7.396       720         134,763      78.56     14.64      70.06
                         -------    ------------     ------       -----       ---     -----------      -----     -----      -----
TOTAL:                       784    $111,284,269     100.00%      6.877%      687     $   141,944      82.12%    44.31%     26.74%
                         -------    ------------     ------       -----       ---     -----------      -----     -----      -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF THE CUT-OFF DATE

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOANS AGE       MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
     (MONTHS)             LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
------------------       --------   ------------  ----------    --------   --------   -----------    --------   -------    -------
4                           156     $ 22,667,264     20.37%       6.868%      689     $   145,303      81.61%    42.74%     39.84%
5                           350       52,104,264     46.82        6.805       682         148,869      81.44     46.44      28.86
6                           119       16,922,389     15.21        6.762       693         142,205      84.08     55.55      22.71
7                           116       14,765,555     13.27        7.156       694         127,289      83.56     35.73       8.12
8                            37        4,337,529      3.90        7.271       688         117,231      81.47     15.48      14.92
9                             5          440,568      0.40        7.074       684          88,114      73.02     18.47       0.00
10                            1           46,700      0.04        6.600       702          46,700      80.00      0.00       0.00
                         ------     ------------    ------        -----       ---     -----------      -----     -----      -----
TOTAL:                      784     $111,284,269    100.00%       6.877%      687     $   141,944      82.12%    44.31%     26.74%
                         ------     ------------    ------        -----       ---     -----------      -----     -----      -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                          NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT      MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
   PENALTY TERM           LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
------------------       ---------  ------------  ----------    --------   --------   -----------    --------   -------    -------
None                        129     $ 17,137,335     15.40%       7.134%      696      $ 132,848       83.10%    43.91%     27.87%

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

6 Months                    4        344,885       0.31      7.610       700        86,221   77.37     8.36       0.00
8 Months                    1        183,405       0.16      8.250       746       183,405   80.00     0.00       0.00
12 Months                  45      7,841,064       7.05      7.062       682       174,246   80.27    30.97      13.63
18 Months                   1        107,594       0.10      7.500       648       107,594   80.00     0.00       0.00
24 Months                 365     53,960,202      48.49      6.812       682       147,836   82.93    42.01      27.69
36 Months                 239     31,709,784      28.49      6.785       691       132,677   80.75    52.54      28.29
                          ---   ------------     ------      -----       ---     ---------   -----    -----      -----
TOTAL:                    784   $111,284,269     100.00%     6.877%      687     $ 141,944   82.12%   44.31%     26.74%
                          ---   ------------     ------      -----       ---     ---------   -----    -----      -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

CREDIT SCORES

                         NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF CREDIT SCORES   LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
----------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
      620 to 625            27    $   4,110,667      3.69%    6.999%     623     $   152,247   74.12%    33.80%   10.45%
      626 to 650           118       15,641,691     14.06     6.790      639         132,557   75.36     49.02    19.40
      651 to 675           198       28,098,049     25.25     7.027      664         141,909   82.92     50.19    21.48
      676 to 700           197       27,688,352     24.88     6.865      687         140,550   84.46     44.08    31.16
      701 to 725           124       18,104,555     16.27     6.790      714         146,004   83.38     35.00    32.88
      726 to 750            62        8,702,654      7.82     6.811      738         140,365   84.25     41.95    24.23
      751 to 775            36        5,774,261      5.19     6.685      760         160,396   82.65     41.62    41.62
      776 to 800            15        2,317,134      2.08     7.071      784         154,476   83.02     49.21    50.27
      801 to 810             7          846,906      0.76     6.638      805         120,987   88.41     49.00     0.00
                         -----    -------------   -------     -----     ----     -----------   -----     -----    -----
TOTAL:                     784    $ 111,284,269    100.00%    6.877%     687     $   141,944   82.12%    44.31%   26.74%
                         -----    -------------   -------     -----     ----     -----------   -----     -----    -----

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 620 to 810 and the weighted average Credit Score of the Mortgage Loans was approximately 687.

CREDIT GRADE

               NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                 OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
              MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT GRADE   LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
PA1              85     $  11,844,549     10.64%    6.850%     749     $   139,348   77.28%    28.31%   39.47%
PA2             107        14,010,329     12.59     6.647      697         130,938   76.02     23.67    25.43
PA3             265        36,389,884      32.7     6.837      648         137,320   75.79     37.87    16.64
SA1             212        31,869,303     28.64     6.902      714         150,327   90.19     51.45    31.38
SA2             115        17,170,204     15.43     7.122      668         149,306   88.90     72.59    31.82
               ----     -------------   -------     -----     ----     -----------   -----     -----    -----
TOTAL:          784     $ 111,284,269    100.00%    6.877%     687     $   141,944   82.12%    44.31%   26.74%
               ----     -------------   -------     -----     ----     -----------   -----     -----    -----

--------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
----------------------    --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
2.001% to 2.500%             57     $   7,726,888      7.97%     6.957%     709    $   135,559   79.00%    25.97%   82.37%
2.501% to 3.000%              3           774,554      0.80      6.138      669        258,185   85.21     58.16    29.57
3.001% to 3.500%              3           581,918      0.60      6.777      685        193,973   79.07      0.00    61.05
3.501% to 4.000%              3           662,089      0.68      7.076      697        220,696   68.78      0.00    56.91
4.001% to 4.500%              7         1,576,299      1.63      6.155      695        225,186   76.84     51.99     0.00
4.501% to 5.000%             28         4,409,195      4.55      6.310      686        157,471   80.11     55.77    31.94
5.001% to 5.500%             46         7,351,032      7.58      6.186      691        159,805   80.45     59.70    34.34
5.501% to 6.000%            109        17,061,641     17.59      6.496      689        156,529   80.51     40.11    39.05
6.001% to 6.500%            149        21,391,595     22.06      6.920      696        143,568   84.98     42.15    24.25
6.501% to 7.000%            194        27,919,124     28.79      7.122      672        143,913   83.07     40.87    19.15
7.001% to 7.500%             36         4,478,850      4.62      7.558      691        124,413   89.01     45.15    18.78
7.501% to 8.000%             15         1,863,346      1.92      8.194      691        124,223   93.30     31.07     2.82
8.001% to 8.500%              7           720,831      0.74      8.546      702        102,976   97.19     16.15     0.00
8.501% to 9.000%              4           399,518      0.41      9.066      677         99,880   96.56     15.00     0.00
11.501% to 12.000%            1            73,485      0.08      6.650      674         73,485   80.00    100.00     0.00
                           ----     -------------   -------      -----     ----    -----------   -----    ------    -----
TOTAL:                      662     $  96,990,366    100.00%     6.879%     687    $   146,511   82.81%    41.50%   30.26%
                           ----     -------------   -------      -----     ----    -----------   -----    ------    -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.050% per annum to 12.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.927% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                      OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES       LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less        21     $   3,094,563      3.19%    5.666%     704     $   147,360    80.42%   82.25%   59.05%
11.501% to 12.000%     84        13,520,994     13.94     6.110      693         160,964    77.59    43.68    57.78
12.001% to 12.500%     86        14,456,125     14.90     6.309      696         168,094    82.09    50.61    50.22
12.501% to 13.000%    134        19,903,309     20.52     6.779      694         148,532    82.29    41.09    31.52
13.001% to 13.500%     91        12,099,122     12.47     7.082      679         132,957    85.29    51.12    33.98
13.501% to 14.000%     98        15,006,940     15.47     7.243      681         153,132    85.71    34.54    10.04
14.001% to 14.500%     82        11,291,292     11.64     7.512      678         137,699    83.99    28.39     4.93
14.501% to 15.000%     56         6,803,925      7.02     8.043      679         121,499    83.58    16.31     0.00
15.001% to 15.500%      6           551,742      0.57     8.358      687          91,957    90.46    90.86     0.00
15.501% to 16.000%      3           207,491      0.21     9.240      670          69,164    87.79    55.82     0.00
16.001% to 16.500%      1            54,863      0.06     9.500      684          54,863   100.00     0.00     0.00
                     ----     -------------   -------     -----     ----     -----------   ------    -----    -----
TOTAL:                662     $  96,990,366    100.00%    6.879%     687     $   146,511    82.81%   41.50%   30.26%
                     ----     -------------   -------     -----     ----     -----------   ------    -----    -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 16.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.117% per

--------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE AS OF THE CUT-OFF DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS   OUTSTANDING      POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
November 2005                  4     $   588,941      0.61%    7.050%     703     $   147,235   83.05%    15.26%    84.74%
November 2006                  1          46,700      0.05     6.600      702          46,700   80.00      0.00      0.00
December 2006                  1          50,391      0.05     7.750      677          50,391   59.58      0.00      0.00
January 2007                  31       3,757,321      3.87     7.254      687         121,204   80.87     10.34     14.03
February 2007                 74       9,640,132      9.94     7.211      690         130,272   83.71     25.32      0.00
March 2007                    72      11,150,512     11.50     6.826      693         154,868   85.26     49.76     21.35
April 2007                   233      36,007,584     37.12     6.784      679         154,539   82.64     44.73     25.85
May 2007                      82      12,457,152     12.84     6.885      682         151,916   83.80     42.47     39.58
December 2007                  1         138,379      0.14     6.950      677         138,379   80.00      0.00      0.00
January 2008                   5         460,208      0.47     7.477      699          92,042   86.71     35.37      0.00
February 2008                 24       3,310,124      3.41     6.899      704         137,922   83.19     44.72     36.22
March 2008                    14       2,047,577      2.11     6.203      698         146,256   90.59     77.72     54.55
April 2008                    39       6,208,346      6.40     6.853      691         159,188   80.80     48.71     37.48
May 2008                      22       2,911,939      3.00     6.843      684         132,361   81.02     58.05     12.72
January 2010                   1         120,000      0.12     6.990      683         120,000   80.00    100.00    100.00
February 2010                  1         116,343      0.12     6.875      717         116,343   90.00    100.00      0.00
March 2010                     1          61,250      0.06     6.625      787          61,250   75.02    100.00    100.00
April 2010                    28       3,920,836      4.04     6.910      712         140,030   78.00     32.37     86.76
May 2010                      28       3,996,631      4.12     6.979      707         142,737   78.80     21.73     77.72
                            ----     -----------   -------     -----     ----     -----------   -----     -----     -----
TOTAL:                       662     $96,990,366    100.00%    6.879%     687     $   146,511   82.81%    41.50%    30.26%
                            ----     -----------   -------     -----     ----     -----------   -----     -----     -----

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

MORTGAGE LOAN CHARACTERISTICS
Aggregate Outstanding Principal Balance  $224,341,305
Aggregate Original Principal Balance     $224,849,055
Number of Mortgage Loans                          913

                                MINIMUM     MAXIMUM    AVERAGE (1)
                               ---------  -----------  -----------
Original Principal Balance     $  32,925  $  962,000   $   246,275
Outstanding Principal Balance  $  32,443  $  961,911   $   245,719

                                                     WEIGHTED
                                MINIMUM   MAXIMUM   AVERAGE (2)
                                -------   -------   -----------
Original Term (mos)                180       360         358
Stated remaining Term (mos)(4)     173       357         352
Loan Age (mos)(4)                    3        10           5
Current Interest Rate            4.770%    9.500%      6.641%
Initial Interest Rate Cap (3)    1.000%    5.000%      3.019%
Periodic Rate Cap (3)            1.000%    2.000%      1.226%
Gross Margin (3)                 2.231%    8.250%      5.716%
Maximum Mortgage Rate (3)       10.375%   15.999%     12.914%
Minimum Mortgage Rate (3)        2.250%    8.999%      6.025%
Months to Roll (3)(4)                1        92          25
Original Loan-to-Value           22.22%   100.00%      81.92%
Credit Score (4)                   620       803         684

                     EARLIEST        LATEST
                     --------        ------
Maturity Date       02/01/2020     06/01/2035

                           PERCENT OF
LIEN POSITION             MORTGAGE POOL
-----------------         -------------
1st Lien                     100.00%

OCCUPANCY
Primary                       97.50%
Second Home                    0.81%
Investment                     1.69%
LOAN TYPE
Fixed Rate                    23.68%
ARM                           76.32%

AMORTIZATION TYPE
Fully Amortizing              61.73%
Interest-Only                 37.97%
Balloon                        0.29%

YEAR OF ORIGINATION

2004                           3.33%
2005                          96.67%

LOAN PURPOSE
Purchase                      46.74%
Refinance - Rate/Term          6.34%
Refinance - Cashout           46.92%

PROPERTY TYPE
Single Family                 70.72%
Planned Unit Development      15.88%
Two- to Four-Family            7.40%
Condominium                    5.51%
Townhouse                      0.27%
Rowhouse                       0.22%


(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   As of the Cut-off Date.

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

MORTGAGE RATES

                          NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                         MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF MORTGAGE RATES   LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-----------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less              35     $  12,587,882      5.61%    5.293%     704     $   359,654   76.71%    85.23%   68.79%
5.501% to 6.000%           161        46,203,994     20.60     5.847      687         286,981   79.23     62.48    50.68
6.001% to 6.500%           173        45,646,685     20.35     6.317      687         263,854   81.54     36.64    45.33
6.501% to 7.000%           237        58,705,596     26.17     6.828      682         247,703   82.63     21.58    32.11
7.001% to 7.500%           169        35,058,909     15.63     7.295      672         207,449   83.40     14.82    23.68
7.501% to 8.000%           103        19,948,557      8.89     7.789      683         193,675   85.90     10.31    21.15
8.001% to 8.500%            24         4,009,472      1.79     8.312      685         167,061   84.21     12.79    26.11
8.501% to 9.000%             9         1,777,719      0.79     8.789      698         197,524   94.46     14.84     0.00
9.001% to 9.500%             2           402,492      0.18     9.499      715         201,246   88.43      0.00     0.00
                          ----     -------------    ------     -----      ---     -----------   -----     -----    -----
TOTAL:                     913     $ 224,341,305    100.00%    6.641%     684     $   245,719   81.92%    34.33%   37.97%
                          ----     -------------    ------     -----      ---     -----------   -----     -----    -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.770% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.641% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF THE CUT-OFF DATE

                      NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF               OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
REMAINING MONTHS     MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
TO STATED MATURITY    LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------   --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180              14     $   1,745,500      0.78%     6.908%     701    $   124,679   82.20%     68.78%   0.00%
229 to 240               9         1,989,988      0.89      6.238      684        221,110   80.83      40.60    0.00
289 to 300               1            73,569      0.03      5.990      639         73,569   77.08     100.00    0.00
349 to 360             889       220,532,248     98.30      6.643      684        248,068   81.93      33.98   38.63
                      ----     -------------    ------      -----      ---    -----------   -----     ------   -----
TOTAL:                 913     $ 224,341,305    100.00%     6.641%     684    $   245,719   81.92%     34.33%  37.97%
                      ----     -------------    ------      -----      ---    -----------   -----     ------   -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.

------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------------  --------  ------------   ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                 5     $    225,549       0.10%     7.567%    672     $    45,110    61.60%   33.95%     0.00%
$50,001 to $100,000            79        6,387,912       2.85      7.181     684          80,860    79.24    41.55     11.85
$100,001 to $150,000          152       19,218,588       8.57      6.984     686         126,438    82.46    30.31     16.26
$150,001 to $200,000          160       28,115,271      12.53      6.869     680         175,720    81.13    23.59     27.03
$200,001 to $250,000          135       30,213,107      13.47      6.758     677         223,801    82.47    37.70     26.97
$250,001 to $300,000          122       33,585,199      14.97      6.589     678         275,289    81.19    32.23     36.66
$300,001 to $350,000           89       28,737,291      12.81      6.657     684         322,891    84.85    24.61     35.09
$350,001 to $400,000           62       23,481,285      10.47      6.450     693         378,730    81.52    38.98     48.51
$400,001 to $450,000           46       19,541,904       8.71      6.300     697         424,824    83.29    41.51     54.41
$450,001 to $500,000           30       14,411,157       6.42      6.281     670         480,372    78.73    42.84     63.33
$500,001 to $550,000           10        5,199,470       2.32      6.384     687         519,947    86.37    50.69     50.20
$550,001 to $600,000            7        4,017,184       1.79      6.981     681         573,883    87.92    42.40     71.66
$600,001 to $650,000            6        3,718,767       1.66      6.382     692         619,795    74.16    50.38     50.46
$650,001 to $700,000            2        1,317,611       0.59      5.792     750         658,806    78.19    50.26     50.26
$700,001 to $750,000            5        3,644,498       1.62      6.538     705         728,900    80.39    39.94     39.94
$750,001 to $800,000            2        1,564,600       0.70      6.414     673         782,300    72.52    49.85    100.00
$950,001 to $1,000,000          1          961,911       0.43      6.875     717         961,911    74.00     0.00    100.00
                             ----     ------------     ------      -----     ---     -----------    -----    -----    ------
TOTAL:                        913     $224,341,305     100.00%     6.641%    684     $   245,719    81.92%   34.33%    37.97%
                             ----     ------------     ------      -----     ---     -----------    -----    -----    ------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $32,443 to approximately $961,911 and the average outstanding principal balance of the Mortgage Loans was approximately $245,719.

PRODUCT TYPES

                      NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                     MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PRODUCT TYPES         LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Balloon Loans            4     $     656,949      0.29%    7.649%     694     $   164,237   89.13%    29.08%    0.00%
15 Year Fixed Loans     11         1,197,357      0.53     6.600      709         108,851   80.02     84.31     0.00
20 Year Fixed Loans      9         1,989,988      0.89     6.238      684         221,110   80.83     40.60     0.00
25 Year Fixed Loans      1            73,569      0.03     5.990      639          73,569   77.08    100.00     0.00
30 Year Fixed Loans    213        49,203,067     21.93     6.535      692         231,000   79.60     42.34     5.27
Six-Month LIBOR         11         2,806,980      1.25     6.341      708         255,180   78.15     22.42    57.03
2/28 LIBOR ARM         429       116,485,541     51.92     6.656      679         271,528   83.06     31.94    44.83
2/1 LIBOR ARM           34         6,254,816      2.79     6.927      689         183,965   84.53     20.71     0.00
3/27 LIBOR ARM          89        22,980,561     10.24     6.443      687         258,209   83.93     50.90    50.91
3/1 LIBOR ARM           11         1,893,231      0.84     6.608      673         172,112   82.93     66.14     0.00
5/25 LIBOR ARM         101        20,799,245      9.27     6.995      686         205,933   78.44      9.71    82.06
                      ----     -------------    ------     -----      ---     -----------   -----     -----    -----
TOTAL:                 913     $ 224,341,305    100.00%    6.641%     684     $   245,719   81.92%    34.33%   37.97%
                      ----     -------------    ------     -----      ---     -----------   -----     -----    -----

----------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                         MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
       STATE              LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------     --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                      7     $     852,556     0.38%     7.120%      698    $   121,794    82.36%   11.26%   53.00%
Alaska                       1           239,989     0.11      8.250       702        239,989    80.00     0.00   100.00
Arizona                     15         4,605,559     2.05      6.890       693        307,037    83.10    23.22    50.93
Arkansas                     3           432,248     0.19      6.373       705        144,083    89.57    25.12     0.00
California                 182        61,375,612    27.36      6.261       688        337,229    80.36    44.43    59.79
Colorado                    13         2,437,110     1.09      6.656       661        187,470    78.89    13.63    41.09
Connecticut                 11         3,079,594     1.37      6.699       688        279,963    84.56    52.88    25.70
Delaware                     1           143,114     0.06      6.750       640        143,114    72.14   100.00     0.00
District of Columbia         3           930,851     0.41      7.140       665        310,284    85.42     0.00    34.29
Florida                    137        27,393,804    12.21      6.980       680        199,955    81.60    25.53    40.04
Georgia                     38         7,265,780     3.24      6.640       672        191,205    81.30    31.00    53.82
Hawaii                       1           219,617     0.10      8.750       713        219,617   100.00     0.00     0.00
Idaho                        2           287,811     0.13      7.250       667        143,906    80.00     0.00     0.00
Illinois                    46         9,991,760     4.45      6.933       689        217,212    83.65    26.62    23.37
Indiana                     15         1,946,821     0.87      6.977       686        129,788    84.92    46.74     5.06
Iowa                         2           166,964     0.07      7.816       673         83,482    94.77    31.38     0.00
Kansas                       2           512,032     0.23      5.990       705        256,016    90.00    43.46     0.00
Kentucky                     8         1,660,439     0.74      7.570       695        207,555    92.56     7.57    45.74
Louisiana                    5         1,105,385     0.49      7.117       672        221,077    81.32     0.00     0.00
Maine                        2           269,552     0.12      8.538       678        134,776    91.25    81.52     0.00
Maryland                    29         7,835,454     3.49      6.461       677        270,188    80.80    40.19    23.07
Massachusetts               22         6,933,424     3.09      6.435       691        315,156    80.12    35.04    11.62
Michigan                    13         1,888,069     0.84      6.930       668        145,236    79.16    44.61    15.04
Minnesota                   13         2,969,331     1.32      6.942       671        228,410    79.99    29.93    33.61
Mississippi                  6           667,914     0.30      6.769       668        111,319    78.29     0.00    30.71
Missouri                    14         2,723,494     1.21      6.955       693        194,535    84.68    22.60     8.00
Nebraska                     1           199,207     0.09      7.759       759        199,207    80.00     0.00     0.00
Nevada                      18         4,841,408     2.16      6.539       672        268,967    80.72    50.29    30.51
New Hampshire                4         1,050,734     0.47      6.130       692        262,684    69.64     0.00    46.63
New Jersey                  31         8,643,871     3.85      6.368       684        278,835    84.55    54.66    15.09
New Mexico                   2           304,047     0.14      7.388       713        152,023    80.00     0.00     0.00
New York                    59        18,102,801     8.07      6.675       678        306,827    81.89    19.33    13.01
North Carolina              13         2,916,472     1.30      7.171       676        224,344    84.28    39.88    37.37
North Dakota                 2           221,348     0.10      7.647       688        110,674    96.60     0.00     0.00
Ohio                        36         6,075,211     2.71      6.775       696        168,756    83.21    36.06    33.25
Oklahoma                     4           365,495     0.16      6.880       662         91,374    79.18    40.49     0.00
Oregon                       9         2,074,825     0.92      6.950       697        230,536    85.00    16.87     8.68
Pennsylvania                30         6,394,136     2.85      6.582       679        213,138    85.11    46.50     7.97
Rhode Island                 8         1,705,120     0.76      6.498       678        213,140    80.34    32.04    21.91
South Carolina               5           916,519     0.41      6.719       670        183,304    82.23    58.21    75.15
South Dakota                 1           202,916     0.09      5.990       744        202,916    95.00   100.00     0.00
Tennessee                   17         3,840,945     1.71      7.236       687        225,938    82.83    28.14    38.58
Texas                       26         4,103,789     1.83      7.088       681        157,838    83.18     7.17    24.10
Utah                        10         2,133,747     0.95      6.861       716        213,375    80.62    26.75    54.90
Virginia                    31         9,140,986     4.07      6.558       685        294,871    82.76    29.00    64.95
Washington                   6         1,347,176     0.60      6.697       672        224,529    84.91    57.62    47.09
West Virginia                2           589,775     0.26      6.970       707        294,888    95.22   100.00     0.00
Wisconsin                    5         1,013,567     0.45      7.480       676        202,713    82.82    11.81    24.33
Wyoming                      2           222,927     0.10      6.833       633        111,464    80.00    72.27     0.00
                          ----     -------------   ------      -----       ---    -----------    -----    -----    -----
TOTAL:                     913     $ 224,341,305   100.00%     6.641%      684    $   245,719    81.92%   34.33%   37.97%
                          ----     -------------   ------      -----       ---    -----------    -----    -----    -----

No more than approximately 0.59% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

AMORTIZATION TYPE

                          NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                         MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
  AMORTIZATION TYPE       LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-----------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing            628    $ 138,496,470    61.73%     6.796%     681     $   220,536   81.69%    28.45%    0.00%
Balloon                       4          656,949     0.29      7.649      694         164,237   89.13     29.08     0.00
24 Month Interest-Only        1          492,000     0.22      6.250      628         492,000   74.55    100.00   100.00
60 Month Interest-Only      196       65,563,268    29.22      6.235      690         334,506   83.35     53.72   100.00
120 Month Interest-Only      84       19,132,619     8.53      6.881      687         227,769   78.63      8.94   100.00
                           ----    -------------   ------      -----      ---     -----------   -----    -----    ------
TOTAL:                      913    $ 224,341,305   100.00%     6.641%     684     $   245,719   81.92%    34.33%   37.97%
                           ----    -------------   ------      -----      ---     -----------   -----    -----    ------

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                         OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS    LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------   --------  ------------   ----------  --------  --------  -----------  --------  -------  -------
50.00% or less            11     $  1,938,462      0.86%     5.932%      713    $   176,224   39.22%    72.43%    3.33%
50.01% to 55.00%           5          704,731      0.31      6.401       699        140,946   52.73     36.14     0.00
55.01% to 60.00%          12        3,006,846      1.34      6.073       676        250,570   57.59     45.41    32.59
60.01% to 65.00%          13        3,117,409      1.39      6.513       657        239,801   64.15     57.05    25.02
65.01% to 70.00%          25        7,951,696      3.54      6.221       685        318,068   68.36     46.80    33.44
70.01% to 75.00%          56       15,626,920      6.97      6.279       671        279,052   73.84     40.88    28.36
75.01% to 80.00%         507      116,288,532     51.84      6.676       676        229,366   79.79     25.33    40.69
80.01% to 85.00%          57       16,487,270      7.35      6.373       701        289,250   84.20     38.27    44.43
85.01% to 90.00%         103       29,944,718     13.35      6.594       697        290,725   89.35     41.74    47.44
90.01% to 95.00%          49       14,250,024      6.35      7.009       696        290,817   94.82     26.86    33.60
95.01% to 100.00%         75       15,024,699      6.70      7.250       709        200,329   99.90     66.62    17.56
                        ----     ------------    ------      -----       ---    -----------   -----     -----    -----
TOTAL:                   913     $224,341,305    100.00%     6.641%      684    $   245,719   81.92%    34.33%   37.97%
                        ----     ------------    ------      -----       ---    -----------   -----     -----    -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 22.22% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.92%.

MORTGAGE INSURANCE

                                    NUMBER     AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                     OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                   MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
       MORTGAGE INSURANCE            LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC       IO
---------------------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
No Mortgage Insurance                 633    $ 149,626,653     66.70%    6.590%      676    $   236,377   77.27%    30.32%   37.79%
PMI Mortgage Insurance Corp.          279       74,548,604     33.23     6.738       701        267,199   91.25     42.24    38.43
Mortgage Guaranty Insurance Corp.       1          166,048      0.07     8.500       624        166,048   86.59    100.00     0.00
                                     ----    -------------    ------     -----      ----    -----------   -----    ------    -----
TOTAL:                                913    $ 224,341,305    100.00%    6.641%      684    $   245,719   81.92%    34.33%   37.97%
                                     ----    -------------    ------     -----      ----    -----------   -----    ------    -----

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

LOAN PURPOSE

                         NUMBER      AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                          OF         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
     LOAN PURPOSE         LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
----------------------  --------   -------------  ----------  --------  --------  -----------  --------  -------  -------
Refinance - Cashout       414      $ 105,256,824     46.92%    6.514%     680     $   254,244   80.75%   42.81%    30.10%
Purchase                  452        104,852,983     46.74     6.812      687         231,976   83.09    24.29     45.41
Refinance - Rate/Term      47         14,231,498      6.34     6.318      692         302,798   81.92    45.63     41.36
                         ----      -------------    ------     -----      ---     -----------   -----    -----     -----
TOTAL:                    913      $ 224,341,305    100.00%    6.641%     684     $   245,719   81.92%   34.33%    37.97%
                         ----      -------------    ------     -----      ---     -----------   -----    -----     -----

PROPERTY TYPE

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                              OF         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
     PROPERTY TYPE            LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------------------    --------   -------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                  654     $ 158,657,586     70.72%    6.638%      680    $   242,596   81.87%    34.40%   36.70%
Planned Unit Development       138        35,616,827     15.88     6.665       685        258,093   82.61     32.15    54.46
Two- to Four-Family             57        16,609,569      7.40     6.640       702        291,396   80.89     27.32    15.57
Condominium                     57        12,354,345      5.51     6.610       701        216,743   80.95     46.60    40.31
Townhouse                        4           608,441      0.27     7.302       708        152,110   94.94     31.89     0.00
Rowhouse                         3           494,538      0.22     5.946       737        164,846   90.84    100.00     0.00
                              ----     -------------    ------     -----       ---    -----------   -----    ------    -----
TOTAL:                         913     $ 224,341,305    100.00%    6.641%      684    $   245,719   81.92%    34.33%   37.97%
                              ----     -------------    ------     -----       ---    -----------   -----    ------    -----

DOCUMENTATION

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                              OF         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
     DOCUMENTATION            LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
--------------------------  --------   -------------  ----------  --------  --------  -----------  --------  -------  -------
Stated Documentation           546     $ 135,929,995     60.59%    6.834%     683     $   248,956   81.94%     0.00%   29.14%
Full Documentation             302        77,017,983     34.33     6.193      685         255,026   82.31    100.00    48.59
No Documentation                34         5,136,499      2.29     7.723      707         151,074   78.60      0.00    65.16
Stated Income/Stated Asset      19         3,754,164      1.67     7.154      683         197,588   79.79      0.00    79.06
No Ratio                        12         2,502,665      1.12     6.976      666         208,555   78.88      0.00    73.74
                              ----     -------------    ------     -----      ---     -----------   -----    ------    -----
TOTAL:                         913     $ 224,341,305    100.00%    6.641%     684     $   245,719   81.92%    34.33%   37.97%
                              ----     -------------    ------     -----      ---     -----------   -----    ------    -----

-------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

OCCUPANCY

              NUMBER      AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
               OF         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
             MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
 OCCUPANCY     LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-----------  --------   -------------  ----------  --------  --------  -----------  --------  -------  -------
Primary        890      $ 218,729,323    97.50%     6.635%     683     $   245,763   81.99%    34.51%   38.15%
Investment      16          3,790,744     1.69      6.821      699         236,922   79.07     40.69    26.34
Second Home      7          1,821,237     0.81      6.995      735         260,177   79.76      0.00    40.45
             -----      -------------  -------     ------    -----     -----------  ------    ------   ------
TOTAL:         913      $ 224,341,305   100.00%     6.641%     684     $   245,719   81.92%    34.33%   37.97%
             -----      -------------  -------     ------    -----     -----------  ------    ------   ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF CUT-OFF DATE

                     NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                      OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
(MONTHS)              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------  --------  ------------   ----------  --------  --------  -----------  --------  -------  -------
3                        1    $    111,793      0.05%      7.375%    667     $   111,793    80.00%    0.00%    0.00%
4                      198      50,881,021     22.68       6.627     696         256,975    81.26    33.03    43.83
5                      436     110,474,784     49.24       6.536     678         253,383    81.27    35.58    41.95
6                      133      32,688,534     14.57       6.547     688         245,778    84.25    48.50    36.25
7                      105      22,755,140     10.14       7.101     688         216,716    82.87    16.22    18.55
8                       34       6,079,106      2.71       7.251     673         178,797    82.32    14.45     7.70
9                        2         324,575      0.14       7.249     680         162,288    80.00     0.00     0.00
10                       4       1,026,352      0.46       7.493     683         256,588    87.46    47.19     0.00
                    ------    ------------   -------     -------   -----     -----------  -------   ------   ------
TOTAL:                 913    $224,341,305    100.00%      6.641%    684     $   245,719    81.92%   34.33%   37.97%
                    ------    ------------   -------     -------   -----     -----------  -------   ------   ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PENALTY TERM              LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                       94     $ 23,370,228     10.42%    7.005%      686    $   248,619   82.08%    21.86%   36.35%
6 Months                    2          296,535      0.13     7.307       703        148,267   82.85      0.00     0.00
12 Months                  78       22,429,240     10.00     6.943       678        287,554   82.89     27.70    27.83
13 Months                   1          364,000      0.16     6.250       732        364,000   80.00    100.00   100.00
24 Months                 328       89,066,275     39.70     6.559       680        271,544   82.74     32.92    46.82
30 Months                   1          136,066      0.06     7.599       620        136,066   80.00      0.00     0.00
36 Months                 212       49,270,796     21.96     6.653       684        232,409   81.55     40.26    45.47
60 Months                 197       39,408,166     17.57     6.420       697        200,041   79.89     41.05    15.18
                        -----     ------------  --------    ------    ------    -----------  ------    ------   ------
TOTAL:                    913     $224,341,305    100.00%    6.641%      684    $   245,719   81.92%    34.33%   37.97%
                        -----     ------------  --------    ------    ------    -----------  ------    ------   ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 33 months.

------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

CREDIT SCORES

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC        IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------   -------   -------
601 to 625                  41    $  9,503,862      4.24%    6.723%      622    $   231,802    77.45%    52.68%    23.85%
626 to 650                 157      38,086,343     16.98     6.696       638        242,588    77.17     33.62     26.94
651 to 675                 222      53,041,728     23.64     6.756       664        238,927    81.87     29.70     42.01
676 to 700                 225      54,034,965     24.09     6.644       688        240,155    84.30     31.50     41.39
701 to 725                 133      36,103,459     16.09     6.518       712        271,455    83.78     37.69     39.65
726 to 750                  83      21,193,638      9.45     6.473       737        255,345    81.91     44.08     37.23
751 to 775                  32       7,197,399      3.21     6.748       759        224,919    85.62     21.85     38.98
776 to 800                  18       4,892,111      2.18     6.259       787        271,784    82.76     39.02     55.55
801 to 825                   2         287,800      0.13     6.563       802        143,900    79.99      0.00    100.00
                           ---    ------------    ------     -----       ---    -----------    -----     -----    ------
TOTAL:                     913    $224,341,305    100.00%    6.641%      684    $   245,719    81.92%    34.33%    37.97%
                           ---    ------------    ------     -----       ---    -----------    -----     -----    ------

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 620 to 803 and the weighted average Credit Score of the Mortgage Loans was approximately 684.

CREDIT GRADE

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
CREDIT GRADE             LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC        IO
----------------------  --------  -----------   ----------  --------  --------  -----------  --------   -------   -------
PA1                         83    $ 19,527,673      8.70%    6.408%      747    $   235,273    75.71%    25.64%    46.94%
PA2                        138      31,038,485     13.84     6.502       698        224,917    76.96     23.76     33.93
PA3                        358      83,289,962     37.13     6.723       647        232,654    77.63     31.09     31.17
SA1                        232      63,683,215     28.39      6.62       713        274,497    89.31     42.68     42.48
SA2                        102      26,801,970     11.95     6.767       669        262,764    87.98     43.12     46.57
                           ---    ------------    ------     -----       ---    -----------    -----     -----     -----
TOTAL:                     913    $224,341,305    100.00%    6.641%      684    $   245,719    81.92%    34.33%    37.97%
                           ---    ------------    ------     -----       ---    -----------    -----     -----     -----

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

GROSS MARGINS

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
RANGE OF GROSS MARGINS   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC        IO
----------------------  --------  -----------   ----------  --------  --------  -----------  --------   -------   -------
2.001% to 2.500%           101    $ 20,832,957     12.17%    6.964%      686    $   206,267    78.85%    10.68%    82.71%
2.501% to 3.000%             2         671,550      0.39     6.339       651        335,775    79.99     71.46    100.00
3.001% to 3.500%             5       1,517,251      0.89     6.601       735        303,450    83.44     10.17     57.00
3.501% to 4.000%             1         312,586      0.18     6.150       682        312,586    95.00      0.00      0.00
4.001% to 4.500%             3         527,001      0.31     7.057       688        175,667    90.91     87.76     12.24
4.501% to 5.000%            34      10,989,586      6.42     5.811       698        323,223    79.47     72.02     59.47
5.001% to 5.500%            54      15,980,244      9.33     6.122       691        295,930    83.90     44.75     53.86
5.501% to 6.000%           120      30,228,077     17.65     6.466       688        251,901    81.64     27.63     42.66
6.001% to 6.500%           119      30,445,577     17.78     6.732       686        255,845    83.33     34.98     47.62
6.501% to 7.000%           205      52,791,210     30.83     6.858       665        257,518    82.98     30.21     37.62
7.001% to 7.500%            22       5,631,349      3.29     7.672       690        255,970    91.19     12.56     21.37
7.501% to 8.000%             8       1,118,307      0.65     7.796       692        139,788    97.49      5.07     14.44
8.001% to 8.500%             1         174,680      0.10     8.500       714        174,680   100.00      0.00      0.00
                           ---    ------------    ------     -----       ---    -----------   ------     -----     -----
TOTAL:                     675    $171,220,375    100.00%    6.673%      682    $   253,660    82.59%    31.60%    48.24%
                           ---    ------------    ------     -----       ---    -----------   ------     -----     -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.231% per annum to 8.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.716% per annum.

MAXIMUM MORTGAGE RATES

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
   RANGE OF MAXIMUM     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
    MORTGAGE RATES       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC        IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------   -------   -------
11.500% or less             38    $ 11,076,563      6.47%    5.635%      701    $   291,488   78.29%     52.74%    85.74%
11.501% to 12.000%         104      28,698,290     16.76     6.060       693        275,945   80.90      41.57     68.76
12.001% to 12.500%         109      28,097,702     16.41     6.402       686        257,777   81.91      33.04     64.99
12.501% to 13.000%         122      33,623,285     19.64     6.536       683        275,601   82.94      47.07     60.79
13.001% to 13.500%          74      19,928,833     11.64     7.107       680        269,309   85.70      35.98     44.52
13.501% to 14.000%         102      25,109,761     14.67     7.142       673        246,174   84.48      11.39     16.52
14.001% to 14.500%          85      16,651,492      9.73     7.336       663        195,900   81.31       3.75      7.01
14.501% to 15.000%          37       7,538,481      4.40     7.853       661        203,743   83.85       6.96      6.27
15.001% to 15.500%           1         134,740      0.08     8.250       671        134,740   90.00       0.00      0.00
15.501% to 16.000%           3         361,230      0.21     8.740       689        120,410   94.60      12.22      0.00
                           ---    ------------    ------     -----       ---    -----------   -----      -----     -----
TOTAL:                     675    $171,220,375    100.00%    6.673%      682    $   253,660   82.59%     31.60%    48.24%
                           ---    ------------    ------     -----       ---    -----------   -----      -----     -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.375% per annum to 15.999% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.914% per annum.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
NEXT RATE ADJUSTMENT DATE   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC        IO
-------------------------  --------  -----------   ----------  --------  --------  -----------  --------   -------   -------
October 2005                    5    $    845,103      0.49%     6.688%     731    $   169,021    74.58%     0.00%    80.53%
November 2005                   5       1,812,340      1.06      6.095      700        362,468    78.01     26.48     50.78
March 2006                      1         149,537      0.09      7.350      676        149,537   100.00    100.00      0.00
November 2006                   1         158,949      0.09      7.100      656        158,949    80.00      0.00      0.00
January 2007                   22       4,571,186      2.67      7.217      674        207,781    83.23     12.06      6.56
February 2007                  66      14,257,865      8.33      7.147      686        216,028    82.26     11.46     21.68
March 2007                     62      17,092,739      9.98      6.617      683        275,689    86.07     38.93     44.25
April 2007                    246      68,102,246     39.77      6.575      675        276,838    82.56     35.09     45.84
May 2007                       66      18,557,372     10.84      6.560      692        281,172    83.20     31.06     54.17
November 2007                   2         484,353      0.28      6.431      623        242,177    80.00    100.00      0.00
December 2007                   1         127,185      0.07      6.550      690        127,185    80.00      0.00      0.00
January 2008                    6         737,067      0.43      7.311      684        122,844    83.31      0.00     22.79
February 2008                  17       3,798,622      2.22      6.908      689        223,448    82.73     13.30     29.79
March 2008                     21       4,651,913      2.72      5.929      683        221,520    84.07     72.18     57.50
April 2008                     30       8,247,488      4.82      6.290      674        274,916    82.60     66.21     61.76
May 2008                       22       6,715,372      3.92      6.660      704        305,244    86.35     46.76     39.19
June 2008                       1         111,793      0.07      7.375      667        111,793    80.00      0.00      0.00
January 2010                    3         472,626      0.28      7.426      645        157,542    76.75     27.46      0.00
February 2010                   2         358,750      0.21      7.163      693        179,375    88.04      0.00      0.00
March 2010                      1         290,500      0.17      5.250      687        290,500    77.47    100.00    100.00
April 2010                     47       9,722,099      5.68      6.767      678        206,853    77.84     13.73     88.40
May 2010                       47       9,332,270      5.45      7.175      697        198,559    79.38      2.83     81.00
May 2013                        1         623,000      0.36      8.250      670        623,000    70.00      0.00    100.00
                              ---    ------------    ------      -----      ---    -----------   ------    ------    ------
TOTAL:                        675    $171,220,375    100.00%     6.673%     682    $   253,660    82.59%    31.60%    48.24%
                              ---    ------------    ------      -----      ---    -----------   ------    ------    ------

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              ASSUMED MORTGAGE POOL

                        GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                                                                     ORIGINAL
                                                           ORIGINAL      REMAINING       ORIGINAL      REMAINING    MONTHS TO
                            NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION   INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
  CURRENT       MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM           TERM           TERM        PENALTY
BALANCE ($)      RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)     EXPIRATION
-----------     --------  --------  --------  ---------  ------------  ------------   -------------  -------------  ----------
   36,687.31      8.650     7.870     180        173         360           353               0              0            0
  992,157.87      7.287     6.507     180        173         360           353               0              0           36
   73,276.36      7.200     6.420     120        115         120           115               0              0           36
  177,640.92      6.197     5.417     180        175         180           175               0              0            0
  364,559.78      7.035     6.255     180        175         180           175               0              0           36
   76,443.28      7.300     6.520     240        231         240           231               0              0            0
  484,374.47      6.920     6.140     240        235         240           235               0              0           36
1,572,076.90      7.380     6.600     360        355         360           355               0              0            0
  121,652.35      7.375     6.595     360        353         360           353               0              0           12
  428,144.69      6.723     5.943     360        356         360           356               0              0           24
9,090,483.86      6.725     5.945     360        355         360           355               0              0           36
   27,919.65      7.990     7.210     360        353         360           353               0              0            6
  275,008.84      6.625     5.845     360        354         300           300              60             54           36
  120,945.79      6.375     5.595     360        356         240           240             120            116           36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS

                                                     ORIGINAL     REMAINING   ORIGINAL  REMAINING           INITIAL
                          NET    ORIGINAL REMAINING AMORTIZATION AMORTIZATION  INTEREST- INTEREST-            RATE
  CURRENT     MORTGAGE  MORTGAGE   TERM     TERM       TERM         TERM        TERM      TERM       GROSS   CHANGE
BALANCE ($)    RATE(%)  RATE(%)   (MONTHS (MONTHS)   (MONTHS)     (MONTHS)     (MONTHS  (MONTHS)   MARGIN(%) CAP(%)
------------- --------  -------- -------- --------- ------------ ------------ --------- ---------- --------- -------
 1,241,483.69   7.068    6.288     360      354         360          354           0         0       6.745    2.000
 3,077,690.16   6.886    6.106     360      353         360          353           0         0       6.571    2.000
    79,920.39   7.150    6.370     360      355         360          355           0         0       6.900    2.000
   300,889.54   7.477    6.697     360      353         360          353           0         0       7.227    2.000
 1,260,367.98   6.988    6.208     360      353         360          353           0         0       6.912    2.000
 6,899,384.05   7.332    6.552     360      355         360          355           0         0       6.625    3.000
 6,184,126.12   7.081    6.301     360      354         360          354           0         0       6.158    2.671
   104,187.84   7.500    6.720     360      353         360          353           0         0       6.000    1.500
33,479,984.95   7.010    6.230     360      355         360          355           0         0       6.302    2.735
 2,640,455.88   6.837    6.057     360      354         360          354           0         0       5.585    2.591
   306,046.21   7.575    6.795     360      353         360          353           0         0       5.718    1.500
   177,598.79   8.250    7.470     360      353         360          353           0         0       7.375    3.000
   953,999.61   6.059    5.279     360      355         360          355           0         0       5.019    3.000
   139,229.30   7.400    6.620     360      356         360          356           0         0       7.150    3.000
   709,918.95   7.643    6.863     360      355         360          355           0         0       6.278    2.764
 6,380,539.94   7.140    6.360     360      355         360          355           0         0       6.347    2.821
   631,631.19   6.925    6.145     360      356         360          356           0         0       3.605    4.246
   112,659.47   6.875    6.095     360      353         360          353           0         0       5.375    1.500
   733,412.23   6.504    5.724     360      356         360          356           0         0       2.250    4.221
    87,014.31   7.250    6.470     360      356         360          356           0         0       6.250    1.000
   471,281.88   5.554    4.774     360      355         336          336          24        19       6.026    3.000
 1,175,445.70   6.436    5.656     360      355         300          300          60        55       6.536    2.760
 1,035,156.52   6.885    6.105     360      355         300          300          60        55       6.635    3.000
13,493,277.77   6.316    5.536     360      355         300          300          60        55       6.034    2.937
   174,301.38   6.750    5.970     360      355         300          300          60        55       5.750    3.000
   153,482.05   7.375    6.595     360      355         300          300          60        55       6.375    3.000
   368,995.03   6.428    5.648     360      354         300          300          60        54       6.097    3.000
 4,331,841.42   6.191    5.411     360      354         300          300          60        54       5.725    3.000
   387,336.40   7.085    6.305     360      354         300          300          60        54       5.935    3.950
   119,299.61   7.000    6.220     360      355         240          240         120       115       2.375    3.000
   135,567.74   6.825    6.045     360      352         240          240         120       112       5.825    2.000
 2,811,528.49   7.232    6.452     360      356         240          240         120       116       2.250    5.000
 3,278,411.33   6.781    6.001     360      355         240          240         120       115       2.512    4.855
   364,870.88   7.140    6.360     360      356         240          240         120       116       3.784    1.000
   118,410.18   6.625    5.845     360      356         240          240         120       116       3.500    1.000

                                   NUMBER OF
                                    MONTHS                  ORIGINAL
                           RATE   UNTIL NEXT                MONTHS TO
                          CHANGE     RATE                  PREPAYMENT
PERIODIC         MINIMUM FREQUENC ADJUSTMENT                 PENALTY
 CAP(%)  RATE(%) RATE(%) (MONTHS)    DATE        INDEX     EXPIRATION
-------- ------- ------- -------- ---------- ------------- ----------
 2.000   13.068   7.068    12         18      1 Year LIBOR     0
 2.000   12.886   6.886    12         17      1 Year LIBOR    24
 2.000   13.150   7.150    12         19      1 Year LIBOR     0
 2.000   13.477   7.477    12         29      1 Year LIBOR     0
 2.000   12.988   6.988    12         29      1 Year LIBOR    36
 1.164   13.686   7.217     6         19     6 Month LIBOR     0
 1.209   13.499   6.926     6         18     6 Month LIBOR    12
 1.500   14.500   7.500     6         17     6 Month LIBOR    18
 1.208   13.433   6.960     6         19     6 Month LIBOR    24
 1.281   13.419   6.428     6         18     6 Month LIBOR    36
 1.500   14.575   7.575     6         17     6 Month LIBOR     6
 1.000   14.250   7.375     6         17     6 Month LIBOR     8
 1.336   12.732   5.692     6         31     6 Month LIBOR     0
 1.000   13.400   7.400     6         32     6 Month LIBOR    12
 1.079   13.801   6.514     6         31     6 Month LIBOR    24
 1.119   13.377   6.883     6         31     6 Month LIBOR    36
 1.000   12.302   3.700     6         56     6 Month LIBOR     0
 1.500   13.875   6.875     6         53     6 Month LIBOR    12
 1.260   11.764   2.250     6         56     6 Month LIBOR    36
 1.000   13.250   7.250     6          2     6 Month LIBOR    24
 1.378   12.309   5.554     6         19     6 Month LIBOR    24
 1.333   13.101   6.194     6         19     6 Month LIBOR     0
 1.000   12.885   6.885     6         19     6 Month LIBOR    12
 1.130   12.575   6.316     6         19     6 Month LIBOR    24
 1.500   13.750   5.750     6         19     6 Month LIBOR    36
 1.000   13.375   7.375     6         31     6 Month LIBOR     0
 1.193   12.814   6.428     6         30     6 Month LIBOR    24
 1.073   12.337   6.164     6         30     6 Month LIBOR    36
 1.150   13.385   7.085     6         54     6 Month LIBOR    36
 1.000   13.000   2.375     6         19     6 Month LIBOR     0
 1.000   13.825   6.825     6         16     6 Month LIBOR    24
 1.000   12.232   2.250     6         56     6 Month LIBOR     0
 1.036   11.926   2.530     6         55     6 Month LIBOR    36
 1.000   12.000   3.784     6          2     6 Month LIBOR     0
 1.000   12.000   3.500     6          2     6 Month LIBOR    36

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                        GROUP 2 FIXED RATE MORTGAGE LOANS

                                                                                                          ORIGINAL
                                                     ORIGINAL    REMAINING     ORIGINAL      REMAINING    MONTHS TO
                         NET    ORIGINAL REMAINING AMORTIZATION AMORTIZATION INTEREST-ONLY INTEREST-ONLY PREPAYMENT
 CURRENT      MORTGAGE MORTGAGE   TERM     TERM       TERM         TERM          TERM          TERM        PENALTY
BALANCE ($)    RATE(%)  RATE(%) (MONTHS) (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)    EXPIRATION
------------- -------- -------- -------- --------- ------------ ------------ ------------- ------------- ----------
   530,789.81  7.581     6.801   180       173         360          353            0            0             36
   105,360.83  7.990     7.210   360       355         480          475            0            0             60
    53,413.70  7.550     6.770   180       174         180          174            0            0              0
   212,629.49  6.705     5.925   180       175         180          175            0            0             36
   893,406.22  6.519     5.739   180       174         180          174            0            0             60
   213,874.61  7.150     6.370   240       233         240          233            0            0             12
   176,436.53  5.990     5.210   240       236         240          236            0            0             36
 1,536,676.22  6.139     5.359   240       235         240          235            0            0             60
    71,239.84  5.990     5.210   300       294         300          294            0            0             60
 2,078,704.18  7.328     6.548   360       354         360          354            0            0              0
 4,364,619.83  6.800     6.020   360       354         360          354            0            0             12
   950,126.14  7.739     6.959   360       354         360          354            0            0             24
11,571,563.48  6.662     5.882   360       355         360          355            0            0             36
26,167,452.09  6.302     5.522   360       355         360          355            0            0             60
 2,512,881.11  6.797     6.017   360       355         300          300           60           55             60

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS

                                                     ORIGINAL     REMAINING    ORIGINAL
                         NET    ORIGINAL REMAINING AMORTIZATION AMORTIZATION INTEREST-ONLY
 CURRENT      MORTGAGE MORTGAGE   TERM     TERM        TERM         TERM         TERM
BALANCE ($)    RATE(%)  RATE(%) (MONTHS) (MONTHS)    (MONTHS)     (MONTHS)     (MONTHS)
------------- -------- -------- -------- --------- ------------ ------------ -------------
 2,727,277.32  6.994    6.214     360      354         360          354            0
 3,175,600.58  6.861    6.081     360      354         360          354            0
   153,916.79  7.100    6.320     360      350         360          350            0
   139,002.01  7.250    6.470     360      354         360          354            0
 1,833,293.49  6.608    5.828     360      353         360          353            0
 8,078,372.99  7.166    6.386     360      355         360          355            0
 9,874,821.73  7.157    6.377     360      354         360          354            0
40,130,281.98  6.923    6.143     360      355         360          355            0
   131,758.28  7.599    6.819     360      352         360          352            0
 1,820,840.51  6.889    6.109     360      355         360          355            0
   287,146.79  7.307    6.527     360      352         360          352            0
 1,764,093.68  6.779    5.999     360      354         360          354            0
   674,652.33  6.645    5.865     360      355         360          355            0
 1,222,020.68  7.056    6.276     360      355         360          355            0
   988,599.42  6.914    6.134     360      354         360          354            0
 7,681,340.09  6.740    5.960     360      355         360          355            0
   357,215.45  6.971    6.191     360      353         360          353            0
   792,428.89  8.076    7.296     360      356         360          356            0
 2,035,521.42  7.203    6.423     360      355         360          355            0
   785,508.16  7.412    6.632     360      353         360          353            0
   481,193.48  5.590    4.810     360      356         360          356            0
   686,779.87  6.168    5.388     360      355         360          355            0
   476,423.77  6.250    5.470     360      355         336          336           24
 1,832,281.24  6.641    5.861     360      355         300          300           60
 5,289,574.58  6.642    5.862     360      355         300          300           60
   352,476.12  6.250    5.470     360      355         300          300           60
38,983,320.14  6.142    5.362     360      355         300          300           60
 1,155,811.61  6.711    5.931     360      355         300          300           60
 1,578,976.53  6.714    5.934     360      356         300          300           60
   212,348.42  5.700    4.920     360      355         300          300           60
   479,231.95  6.680    5.900     360      355         300          300           60
   631,474.52  6.189    5.409     360      355         300          300           60
 9,538,814.92  6.081    5.301     360      355         300          300           60
   275,977.17  5.690    4.910     360      354         300          300           60
   644,430.93  5.616    4.836     360      355         300          300           60
   290,502.30  6.325    5.545     360      352         240          240          120
   612,039.91  6.001    5.221     360      356         240          240          120
   191,344.18  6.750    5.970     360      355         240          240          120
 4,728,504.50  6.772    5.992     360      356         240          240          120
   275,008.84  7.125    6.345     360      355         240          240          120
 9,454,383.99  7.046    6.266     360      356         240          240          120
 1,424,974.82  6.867    6.087     360      356         240          240          120
 1,452,366.23  6.635    5.855     360      356         240          240          120
    97,774.26  6.875    6.095     360      355         240          240          120

                                                                NUMBER OF
                                                                 MONTHS                  ORIGINAL
  REMAINING         INITIAL                            RATE    UNTIL NEXT                MONTHS TO
INTEREST-ONLY        RATE                             CHANGE      RATE                  PREPAYMENT
    TERM            CHANGE                           FREQUENCY ADJUSTMENT                 PENALTY
  (MONTHS)    GROSS  CAP(%)  CAP(%)  RATE(%) RATE(%) (MONTHS)     DATE        INDEX     EXPIRATION
------------- ----- ------- ------- -------- ------- --------- ---------- ------------- ----------
      0       6.778  2.000   2.000   12.994   6.994      12        18      1 Year LIBOR        0
      0       6.610  2.000   2.000   12.861   6.861      12        18      1 Year LIBOR       24
      0       6.850  2.000   2.000   13.100   7.100      12        14      1 Year LIBOR       36
      0       7.000  2.000   2.000   13.250   7.250      12        18      1 Year LIBOR       24
      0       6.233  2.000   2.000   12.608   6.608      12        29      1 Year LIBOR       36
      0       6.666  3.000   1.214   13.595   6.947       6        19     6 Month LIBOR        0
      0       6.450  2.573   1.318   13.792   7.096       6        18     6 Month LIBOR       12
      0       6.277  2.745   1.285   13.498   6.889       6        19     6 Month LIBOR       24
      0       6.599  1.500   1.500   14.599   7.599       6        16     6 Month LIBOR       30
      0       5.935  2.816   1.246   13.382   6.060       6        19     6 Month LIBOR       36
      0       5.978  1.500   1.500   14.307   7.307       6        16     6 Month LIBOR        6
      0       6.096  2.386   1.205   13.189   6.779       6        18     6 Month LIBOR       60
      0       5.014  3.000   1.194   13.033   6.645       6        31     6 Month LIBOR        0
      0       5.754  2.526   1.158   13.372   6.228       6        31     6 Month LIBOR       12
      0       5.777  2.739   1.087   13.088   6.205       6        30     6 Month LIBOR       24
      0       5.727  2.825   1.095   12.920   6.485       6        31     6 Month LIBOR       36
      0       5.809  1.905   1.365   13.701   6.971       6        29     6 Month LIBOR       60
      0       2.250  5.000   1.000   13.076   2.250       6        56     6 Month LIBOR        0
      0       3.044  4.616   1.055   12.566   3.331       6        55     6 Month LIBOR       36
      0       4.938  2.409   1.370   13.893   5.980       6        53     6 Month LIBOR       60
      0       5.340  2.000   1.000   11.590   5.590       6         2     6 Month LIBOR       24
      0       5.306  2.000   1.000   12.168   6.168       6         3     6 Month LIBOR       60
     19       6.990  3.000   1.500   13.250   6.250       6        19     6 Month LIBOR       24
     55       6.691  3.000   1.285   13.211   6.641       6        19     6 Month LIBOR        0
     55       6.294  2.767   1.198   13.037   6.428       6        19     6 Month LIBOR       12
     55       6.000  3.000   1.500   13.250   6.250       6        19     6 Month LIBOR       13
     55       6.097  2.975   1.160   12.470   6.128       6        19     6 Month LIBOR       24
     55       6.656  3.000   1.165   13.042   6.591       6        19     6 Month LIBOR       36
     56       6.464  3.000   1.000   12.714   6.714       6        20     6 Month LIBOR       60
     55       4.700  3.000   1.500   12.700   5.700       6        31     6 Month LIBOR        0
     55       6.260  2.598   1.299   13.278   6.680       6        31     6 Month LIBOR       12
     55       6.715  3.000   1.326   12.841   6.189       6        31     6 Month LIBOR       24
     55       5.996  2.974   1.166   12.412   6.081       6        31     6 Month LIBOR       36
     54       5.440  3.000   1.000   11.690   5.690       6        30     6 Month LIBOR       60
     55       5.000  5.000   1.000   11.616   5.616       6        55     6 Month LIBOR       36
    112       5.325  2.000   1.000   13.325   6.325       6        16     6 Month LIBOR       24
    116       2.375  3.000   1.000   12.001   2.375       6        20     6 Month LIBOR       36
    115       2.250  3.000   1.000   11.750   2.250       6        31     6 Month LIBOR       36
    116       2.250  5.000   1.000   11.772   2.250       6        56     6 Month LIBOR        0
    115       2.250  5.000   1.000   12.125   2.250       6        55     6 Month LIBOR       12
    116       2.250  5.000   1.000   12.046   2.250       6        58     6 Month LIBOR       36
    116       2.250  5.000   1.000   11.867   2.250       6        56     6 Month LIBOR       60
    116       3.204  1.000   1.000   12.000   3.204       6         2     6 Month LIBOR        0
    115       3.500  1.000   1.000   12.000   3.500       6         1     6 Month LIBOR       36

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1A CERTIFICATES

                                            1ML    1ML
                                          STRIKE STRIKE
                                           LOWER  UPPER
        BEGINNING   ENDING    NOTIONAL    COLLAR COLLAR
PERIOD   ACCRUAL   ACCRUAL   BALANCE ($)    (%)    (%)
------ ---------- ---------- -----------  ------ ------
  1     9/15/2005 10/25/2005  95,153,000   4.303  9.730
  2    10/25/2005 11/25/2005  93,641,413   5.630  9.730
  3    11/25/2005 12/25/2005  91,892,940   5.832  9.730
  4    12/25/2005  1/25/2006  89,912,511   5.635  9.730
  5     1/25/2006  2/25/2006  87,709,336   5.635  9.730
  6     2/25/2006  3/25/2006  85,291,680   6.268  9.730
  7     3/25/2006  4/25/2006  82,706,094   5.635  9.730
  8     4/25/2006  5/25/2006  80,001,730   5.832  9.730
  9     5/25/2006  6/25/2006  77,362,483   5.640  9.730
 10     6/25/2006  7/25/2006  74,799,230   5.837  9.730
 11     7/25/2006  8/25/2006  72,309,757   5.640  9.730
 12     8/25/2006  9/25/2006  69,891,923   5.640  9.730
 13     9/25/2006 10/25/2006  67,543,651   5.837  9.730
 14    10/25/2006 11/25/2006  65,262,924   5.640  9.730
 15    11/25/2006 12/25/2006  63,047,783   5.842  9.730
 16    12/25/2006  1/25/2007  60,893,893   5.645  9.730
 17     1/25/2007  2/25/2007  58,708,958   5.647  9.730
 18     2/25/2007  3/25/2007  56,331,211   6.346  9.730
 19     3/25/2007  4/25/2007  52,880,753   5.923  9.730
 20     4/25/2007  5/25/2007  49,535,332   7.585  9.730
 21     5/25/2007  6/25/2007  46,381,672   7.326  9.730
 22     6/25/2007  7/25/2007  43,453,035   7.568  9.730
 23     7/25/2007  8/25/2007  40,832,648   7.305  9.730
 24     8/25/2007  9/25/2007  39,021,141   7.308  9.730
 25     9/25/2007 10/25/2007  37,322,113   7.648  9.730
 26    10/25/2007 11/25/2007  35,681,178   7.960  9.730
 27    11/25/2007 12/25/2007  34,097,896   8.232  9.730
 28    12/25/2007  1/25/2008  32,568,157   7.951  9.730
 29     1/25/2008  2/25/2008  31,090,110   7.945  9.730
 30     2/25/2008  3/25/2008  29,661,975   8.590  9.730
 31     3/25/2008  4/25/2008  28,282,457   8.237  9.730
 32     4/25/2008  5/25/2008  26,949,851   9.293  9.730
 33     5/25/2008  6/25/2008  25,664,604   8.978  9.730
 34     6/25/2008  7/25/2008  24,422,541   9.275  9.730
 35     7/25/2008  8/25/2008  23,222,161   8.958  9.730
 36     8/25/2008  9/25/2008  22,062,032   8.953  9.730
 37     9/25/2008 10/25/2008  20,940,789   9.381  9.730
 38    10/25/2008 11/25/2008  20,940,789   9.666  9.730
 39    11/25/2008 12/25/2008  20,940,789   9.730  9.730
 40    12/25/2008  1/25/2009  20,940,789   9.640  9.730
 41     1/25/2009  2/25/2009  20,940,789   9.627  9.730
 42     2/25/2009  3/25/2009  20,940,789   9.730  9.730
 43     3/25/2009  4/25/2009  20,668,705   9.730  9.730
 44     4/25/2009  5/25/2009  19,992,528   9.730  9.730
 45     5/25/2009  6/25/2009  19,338,984   9.730  9.730
 46     6/25/2009  7/25/2009  18,707,136   9.730  9.730
 47     7/25/2009  8/25/2009  18,096,241   9.730  9.730
 48     8/25/2009  9/25/2009  17,505,587   9.730  9.730
 49     9/25/2009 10/25/2009  16,934,484   9.730  9.730
 50    10/25/2009 11/25/2009  16,382,268   9.730  9.730
 51    11/25/2009 12/25/2009  15,848,390   9.730  9.730
 52    12/25/2009  1/25/2010  15,332,132   9.730  9.730
 53     1/25/2010  2/25/2010  14,832,895   9.730  9.730
 54     2/25/2010  3/25/2010  14,350,103   9.730  9.730
 55     3/25/2010  4/25/2010  13,883,231   9.730  9.730
 56     4/25/2010  5/25/2010  13,431,321   9.730  9.730
 57     5/25/2010  6/25/2010  12,993,439   9.730  9.730
 58     6/25/2010  7/25/2010  12,570,040   9.730  9.730
 59     7/25/2010  8/25/2010  12,160,542   9.730  9.730
 60     8/25/2010  9/25/2010  11,764,474   9.730  9.730
 61     9/25/2010 10/25/2010  11,381,384   9.730  9.730
 62    10/25/2010 11/25/2010  11,010,836   9.730  9.730
 63    11/25/2010 12/25/2010  10,652,402   9.730  9.730
 64    12/25/2010  1/25/2011  10,305,685   9.730  9.730
 65     1/25/2011  2/25/2011   9,970,278   9.730  9.730
 66     2/25/2011  3/25/2011   9,645,800   9.730  9.730
 67     3/25/2011  4/25/2011   9,331,884   9.730  9.730
 68     4/25/2011  5/25/2011   9,028,177   9.730  9.730
 69     5/25/2011  6/25/2011   8,734,332   9.730  9.730
 70     6/25/2011  7/25/2011   8,450,018   9.730  9.730
 71     7/25/2011  8/25/2011   8,174,916   9.730  9.730
 72     8/25/2011  9/25/2011   7,908,715   9.730  9.730
 73     9/25/2011 10/25/2011   7,651,120   9.730  9.730
 74    10/25/2011 11/25/2011   7,401,840   9.718  9.730
 75    11/25/2011 12/25/2011   7,160,598   9.730  9.730
 76    12/25/2011  1/25/2012   6,927,124   9.675  9.730

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

                                            1ML    1ML
                                          STRIKE STRIKE
                                           LOWER  UPPER
       BEGINNING   ENDING     NOTIONAL    COLLAR COLLAR
PERIOD  ACCRUAL    ACCRUAL   BALANCE ($)    (%)    (%)
------ ---------- ---------- ----------- ------- ------
   1    9/15/2005 10/25/2005 191,822,000  4.126   9.230
   2   10/25/2005 11/25/2005 188,930,196  5.402   9.230
   3   11/25/2005 12/25/2005 185,571,996  5.602   9.230
   4   12/25/2005  1/25/2006 181,757,102  5.419   9.230
   5    1/25/2006  2/25/2006 177,499,571  5.418   9.230
   6    2/25/2006  3/25/2006 172,831,251  6.027   9.230
   7    3/25/2006  4/25/2006 167,858,466  5.418   9.230
   8    4/25/2006  5/25/2006 162,646,191  5.607   9.230
   9    5/25/2006  6/25/2006 157,525,235  5.426   9.230
  10    6/25/2006  7/25/2006 152,546,765  5.619   9.230
  11    7/25/2006  8/25/2006 147,706,761  5.428   9.230
  12    8/25/2006  9/25/2006 143,001,235  5.428   9.230
  13    9/25/2006 10/25/2006 138,426,386  5.617   9.230
  14   10/25/2006 11/25/2006 133,975,654  5.428   9.230
  15   11/25/2006 12/25/2006 129,648,566  5.627   9.230
  16   12/25/2006  1/25/2007 125,429,003  5.439   9.230
  17    1/25/2007  2/25/2007 121,275,462  5.444   9.230
  18    2/25/2007  3/25/2007 116,916,028  6.054   9.230
  19    3/25/2007  4/25/2007 110,614,907  5.611   9.230
  20    4/25/2007  5/25/2007 104,286,892  7.031   9.230
  21    5/25/2007  6/25/2007  98,307,247  6.817   9.230
  22    6/25/2007  7/25/2007  92,668,399  7.039   9.230
  23    7/25/2007  8/25/2007  87,509,059  6.791   9.230
  24    8/25/2007  9/25/2007  83,820,530  6.784   9.230
  25    9/25/2007 10/25/2007  80,467,116  7.073   9.230
  26   10/25/2007 11/25/2007  77,222,840  7.311   9.230
  27   11/25/2007 12/25/2007  74,086,076  7.572   9.230
  28   12/25/2007  1/25/2008  71,050,444  7.311   9.230
  29    1/25/2008  2/25/2008  68,112,549  7.304   9.230
  30    2/25/2008  3/25/2008  65,269,120  7.832   9.230
  31    3/25/2008  4/25/2008  62,517,218  7.415   9.230
  32    4/25/2008  5/25/2008  59,854,573  8.381   9.230
  33    5/25/2008  6/25/2008  57,280,285  8.098   9.230
  34    6/25/2008  7/25/2008  54,788,159  8.361   9.230
  35    7/25/2008  8/25/2008  52,375,464  8.070   9.230
  36    8/25/2008  9/25/2008  50,039,574  8.056   9.230
  37    9/25/2008 10/25/2008  47,777,945  8.380   9.230
  38   10/25/2008 11/25/2008  47,777,945  8.592   9.230
  39   11/25/2008 12/25/2008  47,777,945  8.878   9.230
  40   12/25/2008  1/25/2009  47,777,945  8.564   9.230
  41    1/25/2009  2/25/2009  47,777,945  8.547   9.230
  42    2/25/2009  3/25/2009  47,777,945  9.230   9.230
  43    3/25/2009  4/25/2009  47,222,693  8.576   9.230
  44    4/25/2009  5/25/2009  45,840,291  8.939   9.230
  45    5/25/2009  6/25/2009  44,501,435  8.622   9.230
  46    6/25/2009  7/25/2009  43,204,519  8.897   9.230
  47    7/25/2009  8/25/2009  41,948,167  8.581   9.230
  48    8/25/2009  9/25/2009  40,731,049  8.562   9.230
  49    9/25/2009 10/25/2009  39,551,886  8.840   9.230
  50   10/25/2009 11/25/2009  38,409,442  8.601   9.230
  51   11/25/2009 12/25/2009  37,302,623  8.874   9.230
  52   12/25/2009  1/25/2010  36,230,144  8.558   9.230
  53    1/25/2010  2/25/2010  35,190,887  8.536   9.230
  54    2/25/2010  3/25/2010  34,183,769  9.230   9.230
  55    3/25/2010  4/25/2010  33,207,819  8.512   9.230
  56    4/25/2010  5/25/2010  32,261,933  8.833   9.230
  57    5/25/2010  6/25/2010  31,341,309  8.637   9.230
  58    6/25/2010  7/25/2010  30,449,021  8.910   9.230
  59    7/25/2010  8/25/2010  29,584,182  8.753   9.230
  60    8/25/2010  9/25/2010  28,745,901  8.732   9.230
  61    9/25/2010 10/25/2010  27,933,330  9.007   9.230
  62   10/25/2010 11/25/2010  27,145,628  8.690   9.230
  63   11/25/2010 12/25/2010  26,382,009  8.963   9.230
  64   12/25/2010  1/25/2011  25,641,678  8.640   9.230
  65    1/25/2011  2/25/2011  24,923,885  8.616   9.230
  66    2/25/2011  3/25/2011  24,227,906  9.230   9.230
  67    3/25/2011  4/25/2011  23,553,048  8.569   9.230
  68    4/25/2011  5/25/2011  22,898,625  8.838   9.230
  69    5/25/2011  6/25/2011  22,263,983  8.520   9.230
  70    6/25/2011  7/25/2011  21,648,490  8.787   9.230
  71    7/25/2011  8/25/2011  21,051,533  8.470   9.730
  72    8/25/2011  9/25/2011  20,472,521  8.449   9.730
  73    9/25/2011 10/25/2011  19,910,888  8.714   9.730
  74   10/25/2011 11/25/2011  19,366,076  8.399   9.730
  75   11/25/2011 12/25/2011  18,837,550  8.662   9.730
  76   12/25/2011  1/25/2012  18,324,794  8.349   9.730

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATED CERTIFICATES

                                           1ML    1ML
                                         STRIKE STRIKE
                                          LOWER  UPPER
       BEGINNING    ENDING    NOTIONAL   COLLAR COLLAR
PERIOD  ACCRUAL    ACCRUAL   BALANCE ($)   (%)    (%)
------ ---------- ---------- ----------- ------ ------
  1     9/15/2005 10/25/2005  36,073,000  4.454  8.620
  2    10/25/2005 11/25/2005  36,073,000  4.868  8.620
  3    11/25/2005 12/25/2005  36,073,000  5.068  8.620
  4    12/25/2005  1/25/2006  36,073,000  4.880  8.620
  5     1/25/2006  2/25/2006  36,073,000  4.880  8.620
  6     2/25/2006  3/25/2006  36,073,000  5.497  8.620
  7     3/25/2006  4/25/2006  36,073,000  4.880  8.620
  8     4/25/2006  5/25/2006  36,073,000  5.072  8.620
  9     5/25/2006  6/25/2006  36,073,000  4.887  8.620
 10     6/25/2006  7/25/2006  36,073,000  5.081  8.620
 11     7/25/2006  8/25/2006  36,073,000  4.889  8.620
 12     8/25/2006  9/25/2006  36,073,000  4.888  8.620
 13     9/25/2006 10/25/2006  36,073,000  5.080  8.620
 14    10/25/2006 11/25/2006  36,073,000  4.888  8.620
 15    11/25/2006 12/25/2006  36,073,000  5.088  8.620
 16    12/25/2006  1/25/2007  36,073,000  4.897  8.620
 17     1/25/2007  2/25/2007  36,073,000  4.901  8.620
 18     2/25/2007  3/25/2007  36,073,000  5.541  8.620
 19     3/25/2007  4/25/2007  36,073,000  5.104  8.620
 20     4/25/2007  5/25/2007  36,073,000  6.605  8.620
 21     5/25/2007  6/25/2007  36,073,000  6.376  8.620
 22     6/25/2007  7/25/2007  36,073,000  6.604  8.620
 23     7/25/2007  8/25/2007  36,073,000  6.351  8.620
 24     8/25/2007  9/25/2007  36,073,000  6.348  8.620
 25     9/25/2007 10/25/2007  36,073,000  6.654  8.620
 26    10/25/2007 11/25/2007  36,073,000  6.916  8.620
 27    11/25/2007 12/25/2007  36,073,000  7.181  8.620
 28    12/25/2007  1/25/2008  36,073,000  6.913  8.620
 29     1/25/2008  2/25/2008  36,073,000  6.906  8.620
 30     2/25/2008  3/25/2008  36,073,000  7.473  8.620
 31     3/25/2008  4/25/2008  36,073,000  7.077  8.620
 32     4/25/2008  5/25/2008  36,073,000  8.074  8.620
 33     5/25/2008  6/25/2008  36,073,000  7.780  8.620
 34     6/25/2008  7/25/2008  36,073,000  8.054  8.620
 35     7/25/2008  8/25/2008  36,073,000  7.755  8.620
 36     8/25/2008  9/25/2008  36,073,000  7.744  8.620
 37     9/25/2008 10/25/2008  36,073,000  8.102  8.620
 38    10/25/2008 11/25/2008  33,124,985  8.339  8.620
 39    11/25/2008 12/25/2008  29,960,257  8.620  8.620
 40    12/25/2008  1/25/2009  26,897,450  8.311  8.620
 41     1/25/2009  2/25/2009  23,933,146  8.295  8.620
 42     2/25/2009  3/25/2009  21,064,063  8.620  8.620
 43     3/25/2009  4/25/2009  19,114,670  8.353  8.620
 44     4/25/2009  5/25/2009  18,485,809  8.620  8.620
 45     5/25/2009  6/25/2009  17,877,165  8.405  8.620
 46     6/25/2009  7/25/2009  17,287,960  8.620  8.620
 47     7/25/2009  8/25/2009  16,717,547  8.369  8.620
 48     8/25/2009  9/25/2009  16,165,304  8.351  8.620
 49     9/25/2009 10/25/2009  15,630,627  8.620  8.620
 50    10/25/2009 11/25/2009  15,112,938  8.402  8.620
 51    11/25/2009 12/25/2009  14,611,732  8.620  8.620
 52    12/25/2009  1/25/2010  14,126,400  8.363  8.620
 53     1/25/2010  2/25/2010  13,656,417  8.343  8.620
 54     2/25/2010  3/25/2010  13,201,274  8.620  8.620
 55     3/25/2010  4/25/2010  12,760,517  8.328  8.620
 56     4/25/2010  5/25/2010  12,333,514  8.620  8.620
 57     5/25/2010  6/25/2010  11,918,513  8.496  8.620
 58     6/25/2010  7/25/2010  11,516,593  8.620  8.620
 59     7/25/2010  8/25/2010  11,127,305  8.561  8.620
 60     8/25/2010  9/25/2010  10,750,232  8.542  8.620
 61     9/25/2010 10/25/2010  10,384,978  8.620  8.620
 62    10/25/2010 11/25/2010  10,031,152  8.506  8.620
 63    11/25/2010 12/25/2010   9,688,384  8.620  8.620
 64    12/25/2010  1/25/2011   9,356,309  8.465  8.620
 65     1/25/2011  2/25/2011   9,034,575  8.442  8.620
 66     2/25/2011  3/25/2011   8,722,842  8.620  8.620
 67     3/25/2011  4/25/2011   8,420,789  8.401  8.620
 68     4/25/2011  5/25/2011   8,128,096  8.620  8.620
 69     5/25/2011  6/25/2011   7,844,459  8.357  8.620
 70     6/25/2011  7/25/2011   7,569,583  8.620  8.620
 71     7/25/2011  8/25/2011   7,303,184  8.313  8.620
 72     8/25/2011  9/25/2011   7,044,986  8.293  8.620
 73     9/25/2011 10/25/2011   6,794,726  8.575  8.620
 74    10/25/2011 11/25/2011   6,552,144  8.248  8.620
 75    11/25/2011 12/25/2011   6,316,993  8.530  8.620
 76    12/25/2011  1/25/2012   6,089,032  8.204  8.620

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE CLASS A-1A CERTIFICATES

                  AVAILABLE  AVAILABLE
        PAYMENT   FUNDS CAP  FUNDS CAP
PERIOD   DATE     (%)(1)(3)  (%)(2)(3)
------ ---------- --------- ----------
   1   10/25/2005   4.573      4.573
   2   11/25/2005   5.900     10.000
   3   12/25/2005   6.102     10.000
   4    1/25/2006   5.905     10.000
   5    2/25/2006   5.905     10.000
   6    3/25/2006   6.537     10.000
   7    4/25/2006   5.905     10.000
   8    5/25/2006   6.101     10.000
   9    6/25/2006   5.905     10.000
  10    7/25/2006   6.102     10.000
  11    8/25/2006   5.905     10.000
  12    9/25/2006   5.905     10.000
  13   10/25/2006   6.102     10.000
  14   11/25/2006   5.905     10.000
  15   12/25/2006   6.102     10.000
  16    1/25/2007   5.905     10.000
  17    2/25/2007   5.907     10.000
  18    3/25/2007   6.606     10.000
  19    4/25/2007   6.184     10.000
  20    5/25/2007   7.841     10.000
  21    6/25/2007   7.578     10.000
  22    7/25/2007   7.820     10.000
  23    8/25/2007   7.557     10.000
  24    9/25/2007   7.557     10.000
  25   10/25/2007   7.844     10.000
  26   11/25/2007   7.969     10.000
  27   12/25/2007   8.228     10.000
  28    1/25/2008   7.957     10.000
  29    2/25/2008   7.951     10.000
  30    3/25/2008   8.571     10.000
  31    4/25/2008   8.149     10.000
  32    5/25/2008   8.617     10.000
  33    6/25/2008   8.335     10.000
  34    7/25/2008   8.604     10.000
  35    8/25/2008   8.318     10.000
  36    9/25/2008   8.310     10.000
  37   10/25/2008   8.608     10.000
  38   11/25/2008   8.354     10.000
  39   12/25/2008   8.625     10.255
  40    1/25/2009   8.338     10.000
  41    2/25/2009   8.329     10.000
  42    3/25/2009   9.241     11.023
  43    4/25/2009   8.338     10.011
  44    5/25/2009   8.607     10.424
  45    6/25/2009   8.320     10.073
  46    7/25/2009   8.588     10.393
  47    8/25/2009   8.301     10.043
  48    9/25/2009   8.292     10.027
  49   10/25/2009   8.559     10.383
  50   11/25/2009   8.273     10.101
  51   12/25/2009   8.539     10.422
  52    1/25/2010   8.254     10.069
  53    2/25/2010   8.244     10.052
  54    3/25/2010   9.121     11.136
  55    4/25/2010   8.238     10.053
  56    5/25/2010   8.500     10.503
  57    6/25/2010   8.202     10.302
  58    7/25/2010   8.464     10.625
  59    8/25/2010   8.181     10.264
  60    9/25/2010   8.172     10.245
  61   10/25/2010   8.433     10.570
  62   11/25/2010   8.151     10.217
  63   12/25/2010   8.411     10.548
  64    1/25/2011   8.129     10.188
  65    2/25/2011   8.119     10.168
  66    3/25/2011   8.976     11.236
  67    4/25/2011   8.097     10.132
  68    5/25/2011   8.355     10.448
  69    6/25/2011   8.075     10.091
  70    7/25/2011   8.333     10.406
  71    8/25/2011   8.053     10.050
  72    9/25/2011   8.041     10.030
  73   10/25/2011   8.298     10.343
  74   11/25/2011   8.019     10.000
  75   12/25/2011   8.274     10.299
  76    1/25/2012   7.996     10.000
  77    2/25/2012      **         **
  78    3/25/2012      **         **

1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8683%, 4.1961% and 4.4062%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 3.8683%, 4.1961% and 4.4062% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate certificate principal balance of the classes of applicable certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

      HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE CLASS A-2 CERTIFICATES

                  AVAILABLE  AVAILABLE
        PAYMENT   FUNDS CAP  FUNDS CAP
PERIOD   DATE     (%)(1)(3)  (%)(2)(3)
------ ---------- --------- ----------
   1   10/25/2005   4.396      4.396
   2   11/25/2005   5.672      9.500
   3   12/25/2005   5.870      9.500
   4    1/25/2006   5.687      9.500
   5    2/25/2006   5.687      9.500
   6    3/25/2006   6.296      9.500
   7    4/25/2006   5.686      9.500
   8    5/25/2006   5.875      9.500
   9    6/25/2006   5.688      9.500
  10    7/25/2006   5.880      9.500
  11    8/25/2006   5.690      9.500
  12    9/25/2006   5.689      9.500
  13   10/25/2006   5.879      9.500
  14   11/25/2006   5.689      9.500
  15   12/25/2006   5.881      9.500
  16    1/25/2007   5.692      9.500
  17    2/25/2007   5.696      9.500
  18    3/25/2007   6.305      9.500
  19    4/25/2007   5.863      9.500
  20    5/25/2007   7.283      9.500
  21    6/25/2007   7.054      9.500
  22    7/25/2007   7.272      9.500
  23    8/25/2007   7.026      9.500
  24    9/25/2007   7.020      9.500
  25   10/25/2007   7.291      9.500
  26   11/25/2007   7.428      9.500
  27   12/25/2007   7.673      9.500
  28    1/25/2008   7.416      9.500
  29    2/25/2008   7.407      9.500
  30    3/25/2008   7.924      9.500
  31    4/25/2008   7.462      9.500
  32    5/25/2008   7.939      9.500
  33    6/25/2008   7.671      9.500
  34    7/25/2008   7.915      9.500
  35    8/25/2008   7.648      9.500
  36    9/25/2008   7.638      9.500
  37   10/25/2008   7.882      9.500
  38   11/25/2008   7.675      9.500
  39   12/25/2008   7.918      9.500
  40    1/25/2009   7.650      9.500
  41    2/25/2009   7.638      9.500
  42    3/25/2009   8.456      9.756
  43    4/25/2009   7.629      9.500
  44    5/25/2009   7.871      9.500
  45    6/25/2009   7.604      9.500
  46    7/25/2009   7.845      9.500
  47    8/25/2009   7.579      9.500
  48    9/25/2009   7.566      9.500
  49   10/25/2009   7.805      9.500
  50   11/25/2009   7.540      9.500
  51   12/25/2009   7.778      9.500
  52    1/25/2010   7.514      9.500
  53    2/25/2010   7.501      9.500
  54    3/25/2010   8.296      9.746
  55    4/25/2010   7.480      9.500
  56    5/25/2010   7.723      9.500
  57    6/25/2010   7.449      9.500
  58    7/25/2010   7.683      9.500
  59    8/25/2010   7.403      9.500
  60    9/25/2010   7.389      9.500
  61   10/25/2010   7.622      9.500
  62   11/25/2010   7.363      9.500
  63   12/25/2010   7.594      9.500
  64    1/25/2011   7.336      9.500
  65    2/25/2011   7.323      9.500
  66    3/25/2011   8.092      9.814
  67    4/25/2011   7.296      9.500
  68    5/25/2011   7.525      9.500
  69    6/25/2011   7.269      9.500
  70    7/25/2011   7.497      9.500
  71    8/25/2011   7.242      9.500
  72    9/25/2011   7.229      9.500
  73   10/25/2011   7.456      9.500
  74   11/25/2011   7.202      9.500
  75   12/25/2011   7.428      9.500
  76    1/25/2012   7.175      9.500
  77    2/25/2012      **         **
  78    3/25/2012      **         **

1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8683%, 4.1961% and 4.4062%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 3.8683%, 4.1961% and 4.4062% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate certificate principal balance of the classes of applicable certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE CLASS M AND CLASS B CERTIFICATES

                       AVAILABLE    AVAILABLE
             PAYMENT   FUNDS CAP    FUNDS CAP
PERIOD        DATE     (%) (1)(3)  (%) (2)(3)
------     ----------  ----------  ----------
    1      10/25/2005    4.454       4.454
    2      11/25/2005    5.748       9.500
    3      12/25/2005    5.947       9.500
    4       1/25/2006    5.759       9.500
    5       2/25/2006    5.759       9.500
    6       3/25/2006    6.376       9.500
    7       4/25/2006    5.759       9.500
    8       5/25/2006    5.950       9.500
    9       6/25/2006    5.760       9.500
   10       7/25/2006    5.954       9.500
   11       8/25/2006    5.761       9.500
   12       9/25/2006    5.761       9.500
   13      10/25/2006    5.953       9.500
   14      11/25/2006    5.760       9.500
   15      12/25/2006    5.955       9.500
   16       1/25/2007    5.763       9.500
   17       2/25/2007    5.766       9.500
   18       3/25/2007    6.405       9.500
   19       4/25/2007    5.969       9.500
   20       5/25/2007    7.468       9.500
   21       6/25/2007    7.228       9.500
   22       7/25/2007    7.454       9.500
   23       8/25/2007    7.202       9.500
   24       9/25/2007    7.198       9.500
   25      10/25/2007    7.474       9.500
   26      11/25/2007    7.607       9.500
   27      12/25/2007    7.857       9.500
   28       1/25/2008    7.595       9.500
   29       2/25/2008    7.587       9.500
   30       3/25/2008    8.139       9.500
   31       4/25/2008    7.690       9.500
   32       5/25/2008    8.164       9.500
   33       6/25/2008    7.891       9.500
   34       7/25/2008    8.144       9.500
   35       8/25/2008    7.870       9.500
   36       9/25/2008    7.861       9.500
   37      10/25/2008    8.123       9.500
   38      11/25/2008    7.900       9.500
   39      12/25/2008    8.152       9.515
   40       1/25/2009    7.878       9.500
   41       2/25/2009    7.867       9.500
   42       3/25/2009    8.717      10.177
   43       4/25/2009    7.865       9.500
   44       5/25/2009    8.116       9.614
   45       6/25/2009    7.843       9.500
   46       7/25/2009    8.092       9.575
   47       8/25/2009    7.820       9.500
   48       9/25/2009    7.808       9.500
   49      10/25/2009    8.056       9.535
   50      11/25/2009    7.785       9.500
   51      12/25/2009    8.032       9.571
   52       1/25/2010    7.762       9.500
   53       2/25/2010    7.750       9.500
   54       3/25/2010    8.572      10.212
   55       4/25/2010    7.734       9.500
   56       5/25/2010    7.984       9.573
   57       6/25/2010    7.702       9.500
   58       7/25/2010    7.946       9.667
   59       8/25/2010    7.665       9.500
   60       9/25/2010    7.653       9.500
   61      10/25/2010    7.896       9.714
   62      11/25/2010    7.630       9.500
   63      12/25/2010    7.872       9.679
   64       1/25/2011    7.606       9.500
   65       2/25/2011    7.594       9.500
   66       3/25/2011    8.394      10.299
   67       4/25/2011    7.570       9.500
   68       5/25/2011    7.810       9.568
   69       6/25/2011    7.546       9.500
   70       7/25/2011    7.785       9.522
   71       8/25/2011    7.522       9.500
   72       9/25/2011    7.510       9.500
   73      10/25/2011    7.748       9.500
   74      11/25/2011    7.486       9.500
   75      12/25/2011    7.724       9.500
   76       1/25/2012    7.463       9.500
   77       2/25/2012       **          **
   78       3/25/2012       **          **

1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8683%, 4.1961% and 4.4062%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 3.8683%, 4.1961% and 4.4062% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate certificate principal balance of the classes of applicable certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                         DISCOUNT MARGIN TABLE (TO CALL)

                         0%            80%          100%          150%          200%
                    PRICING SPEED PRICING SPEED PRICING SPEED PRICING SPEED PRICING SPEED
                       TO CALL       TO CALL       TO CALL       TO CALL       TO CALL
                     DISC MARGIN   DISC MARGIN   DISC MARGIN   DISC MARGIN    DISC MARGIN
                    ------------- ------------- ------------- ------------- ---------------
CLASS A-1A
         100.00000%            27            27            27            27              27

          WAL (YRS)         20.26          2.89          2.26          1.33            0.97
   PRINCIPAL WINDOW Oct05 - Apr34 Oct05 - Oct13 Oct05 - Jan12 Oct05 - Jul09   Oct05 - Sep07

CLASS A-2A
         100.00000%            12            12            12            12              12

          WAL (YRS)         14.53          1.19          1.00          0.71            0.55
   PRINCIPAL WINDOW Oct05 - Jul27 Oct05 - Dec07 Oct05 - Jun07 Oct05 - Jan07   Oct05 - Aug06

CLASS A-2B
         100.00000%            27            27            27            27              27

          WAL (YRS)         25.06          3.94          3.00          1.78            1.37
   PRINCIPAL WINDOW Jul27 - Aug33 Dec07 - Jun12 Jun07 - Dec10 Jan07 - Feb08   Aug06 - May07

CLASS A-2C
         100.00000%            38            38            38            38              38

          WAL (YRS)         28.48          7.89          6.19          3.19            1.91
   PRINCIPAL WINDOW Aug33 - Apr34 Jun12 - Oct13 Dec10 - Jan12 Feb08 - Jul09   May07 - Nov07

CLASS M-1
         100.00000%            48            48            48            48              48

          WAL (YRS)         26.50          5.34          4.48          3.86            2.36
   PRINCIPAL WINDOW Jul28 - Apr34 Nov08 - Oct13 Feb09 - Jan12 Jul09 - Jul09   Nov07 - Feb08

CLASS M-2
         100.00000%            50            50            50            50              50

          WAL (YRS)         26.50          5.33          4.44          3.86            2.44
   PRINCIPAL WINDOW Jul28 - Apr34 Nov08 - Oct13 Jan09 - Jan12 Jul09 - Jul09   Feb08 - Feb08

CLASS M-3
         100.00000%            51            51            51            51              51

          WAL (YRS)         26.50          5.33          4.40          3.81            2.44
   PRINCIPAL WINDOW Jul28 - Apr34 Nov08 - Oct13 Dec08 - Jan12 May09 - Jul09   Feb08 - Feb08

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                        DISCOUNT MARGIN TABLE (TO CALL)

                         0%            80%          100%          150%          200%
                    PRICING SPEED PRICING SPEED PRICING SPEED PRICING SPEED PRICING SPEED
                       TO CALL       TO CALL       TO CALL       TO CALL       TO CALL
                     DISC MARGIN   DISC MARGIN   DISC MARGIN   DISC MARGIN   DISC MARGIN
                    ------------- ------------- ------------- ------------- -------------
CLASS M-4
         100.00000%            63            63            63            63            63

          WAL (YRS)         26.50          5.32          4.39          3.67          2.44
   PRINCIPAL WINDOW Jul28 - Apr34 Oct08 - Oct13 Nov08 - Jan12 Mar09 - Jul09 Feb08 - Feb08

CLASS M-5
         100.00000%            66            66            66            66            66

          WAL (YRS)         26.50          5.32          4.37          3.58          2.44
   PRINCIPAL WINDOW Jul28 - Apr34 Oct08 - Oct13 Nov08 - Jan12 Feb09 - Jul09 Feb08 - Feb08

CLASS M-6
         100.00000%            72            72            72            72            72

          WAL (YRS)         26.50          5.32          4.37          3.53          2.44
   PRINCIPAL WINDOW Jul28 - Apr34 Oct08 - Oct13 Nov08 - Jan12 Jan09 - Jul09 Feb08 - Feb08

CLASS B-1
         100.00000%           120           120           120           120           120

          WAL (YRS)         26.50          5.32          4.36          3.46          2.44
   PRINCIPAL WINDOW Jul28 - Apr34 Oct08 - Oct13 Oct08 - Jan12 Dec08 - Jul09 Feb08 - Feb08

CLASS B-2
         100.00000%           175           175           175           175           175

          WAL (YRS)         26.44          5.16          4.21          3.31          2.44
   PRINCIPAL WINDOW Jul28 - Apr34 Oct08 - Oct13 Oct08 - Jan12 Nov08 - Jul09 Feb08 - Feb08

CLASS B-3
          86.07000%           429           707           775           830           964

          WAL (YRS)         25.79          4.30          3.57          3.14          2.44
   PRINCIPAL WINDOW Jul28 - Aug33 Oct08 - Mar12 Oct08 - Oct10 Oct08 - Nov08 Feb08 - Feb08

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                         0%            80%          100%          150%          200%
                    PRICING SPEED PRICING SPEED PRICING SPEED PRICING SPEED PRICING SPEED
                     TO MATURITY   TO MATURITY   TO MATURITY   TO MATURITY   TO MATURITY
                     DISC MARGIN   DISC MARGIN   DISC MARGIN   DISC MARGIN   DISC MARGIN
                    ------------- ------------- ------------- ------------- -------------
CLASS A-1A
         100.00000%            27            28            28            28            27

          WAL (YRS)         20.31          3.09          2.42          1.38          0.97
   PRINCIPAL WINDOW Oct05 - Apr35 Oct05 - Mar22 Oct05 - Oct18 Oct05 - Nov12 Oct05 - Sep07

CLASS A-2A
         100.00000%            12            12            12            12            12

          WAL (YRS)         14.53          1.19          1.00          0.71          0.55
   PRINCIPAL WINDOW Oct05 - Jul27 Oct05 - Dec07 Oct05 - Jun07 Oct05 - Jan07 Oct05 - Aug06

CLASS A-2B
         100.00000%            27            27            27            27            27

          WAL (YRS)         25.06          3.94          3.00          1.78          1.37
   PRINCIPAL WINDOW Jul27 - Aug33 Dec07 - Jun12 Jun07 - Dec10 Jan07 - Feb08 Aug06 - May07

CLASS A-2C
         100.00000%            38            45            46            47            38

          WAL (YRS)         28.80         10.34          8.21          4.45          1.91
   PRINCIPAL WINDOW Aug33 - Apr35 Jun12 - Oct24 Dec10 - Apr21 Feb08 - Nov15 May07 - Nov07

CLASS M-1
         100.00000%            48            50            50            52            48

          WAL (YRS)         26.59          5.90          4.93          4.85          2.37
   PRINCIPAL WINDOW Jul28 - Feb35 Nov08 - Jun19 Feb09 - Aug16 Jan10 - Jul12 Nov07 - Mar08

CLASS M-2
         100.00000%            50            52            52            52            52

          WAL (YRS)         26.59          5.85          4.85          4.34          2.65
   PRINCIPAL WINDOW Jul28 - Jan35 Nov08 - Sep18 Jan09 - Dec15 Aug09 - Feb12 Mar08 - Jul08

CLASS M-3
         100.00000%            51            53            53            52            58

          WAL (YRS)         26.59          5.79          4.77          4.04          3.42
   PRINCIPAL WINDOW Jul28 - Dec34 Nov08 - Oct17 Dec08 - Mar15 May09 - Aug11 Jul08 - Nov12

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                      DISCOUNT MARGIN TABLE (TO MATURITY)

                         0%            80%          100%           150%         200%
                    PRICING SPEED PRICING SPEED PRICING SPEED PRICING SPEED PRICING SPEED
                     TO MATURITY   TO MATURITY   TO MATURITY   TO MATURITY   TO MATURITY
                     DISC MARGIN   DISC MARGIN   DISC MARGIN   DISC MARGIN   DISC MARGIN
                    ------------- ------------- ------------- ------------- -------------
CLASS M-4
         100.00000%            63            65            65            64            80

          WAL (YRS)         26.58          5.72          4.71          3.87          5.72
   PRINCIPAL WINDOW Jul28 - Nov34 Oct08 - Dec16 Nov08 - Aug14 Mar09 - Mar11 Sep10 - May12

CLASS M-5
         100.00000%            66            67            67            67            81

          WAL (YRS)         26.57          5.64          4.62          3.74          4.68
   PRINCIPAL WINDOW Jul28 - Oct34 Oct08 - Apr16 Nov08 - Jan14 Feb09 - Oct10 Jan10 - Sep10

CLASS M-6
         100.00000%            72            73            73            73            86

          WAL (YRS)         26.56          5.57          4.57          3.65          4.23
   PRINCIPAL WINDOW Jul28 - Sep34 Oct08 - Aug15 Nov08 - Jun13 Jan09 - Jun10 Oct09 - Jan10

CLASS B-1
         100.00000%           120           121           121           121           141

          WAL (YRS)         26.53          5.45          4.47          3.52          3.87
   PRINCIPAL WINDOW Jul28 - Aug34 Oct08 - Feb15 Oct08 - Jan13 Dec08 - Mar10 May09 - Oct09

CLASS B-2
         100.00000%           175           175           175           175           199

          WAL (YRS)         26.44          5.17          4.21          3.32          3.50
   PRINCIPAL WINDOW Jul28 - Apr34 Oct08 - Dec13 Oct08 - Feb12 Nov08 - Aug09 Jan09 - May09

CLASS B-3
          86.07000%           429           707           775           830           839

          WAL (YRS)         25.79          4.30          3.57          3.14          3.21
   PRINCIPAL WINDOW Jul28 - Aug33 Oct08 - Mar12 Oct08 - Oct10 Oct08 - Nov08 Oct08 - Jan09

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, at which the referenced Class first incurs a writedown. Calculations are run to maturity at both static (1ML =3.8683%, 6ML = 4.1961% and 1YL=4.4062%) and forward LIBOR (shown in the graph below), and at varying loss severity percentages.

Other assumptions include: (1) prepayment speed is 100% of the Pricing Speed,
(2) 0 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):

                                 STATIC LIBOR                  FORWARD LIBOR
                        ------------------------------  ----------------------------
                        25% LOSS   35% LOSS   45% LOSS  25% LOSS  35% LOSS  45% LOSS
                        SEVERITY   SEVERITY   SEVERITY  SEVERITY  SEVERITY  SEVERITY
                        --------   --------   --------  --------  --------  --------
CLASS M-1     CDR Break  29.300%    19.625%    14.750%   26.859%   17.857%  13.369%
              Cum Loss    12.66%     13.62%     14.22%    11.99%    12.74%   13.20%
CLASS M-2     CDR Break  23.829%    16.346%    12.440%   21.453%   14.620%  11.087%
              Cum Loss    11.10%     11.94%     12.48%    10.34%    10.99%   11.40%
CLASS M-3     CDR Break  20.512%    14.285%    10.956%   18.184%   12.586%   9.621%
              Cum Loss    10.03%     10.80%     11.29%     9.22%     9.80%   10.16%
CLASS M-4     CDR Break  18.197%    12.807%     9.876%   15.911%   11.131%   8.555%
              Cum Loss     9.22%      9.93%     10.38%     8.36%     8.89%    9.22%
CLASS M-5     CDR Break  16.436%    11.658%     9.033%   14.181%   10.000%   7.723%
              Cum Loss     8.56%      9.22%      9.64%     7.67%     8.15%    8.45%
CLASS M-6     CDR Break  15.420%    10.987%     8.531%   13.181%    9.338%   7.227%
              Cum Loss     8.17%      8.80%      9.19%     7.25%     7.71%    7.99%
CLASS B-1     CDR Break  13.407%     9.637%     7.521%   11.214%    8.021%   6.245%
              Cum Loss     7.35%      7.91%      8.26%     6.39%     6.79%    7.04%
CLASS B-2     CDR Break  11.710%     8.527%     6.707%    9.645%    7.005%   5.498%
              Cum Loss     6.61%      7.15%      7.49%     5.65%     6.05%    6.29%
CLASS B-3     CDR Break  10.275%     7.532%     5.943%    8.285%    6.062%   4.772%
              Cum Loss     5.95%      6.43%      6.74%     4.98%     5.33%    5.54%

                                  [LINE GRAPH]

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                 Excess Spread

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML=3.8683%, 6ML=4.1961%, and 1YL=4.4062%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus
(b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

              EXCESS SPREAD IN BPS     EXCESS SPREAD IN BPS
PERIOD           (STATIC LIBOR)          (FORWARD LIBOR)
------        --------------------     --------------------
Avg yr1*               172                       124
Avg yr2                232                       153
Avg yr3                359                       295
Avg yr4                383                       329
Avg yr5                378                       322

*Year 1 average is calculated from period 2 to period 12.

               EXCESS                                      EXCESS
             SPREAD IN                                    SPREAD IN
                BPS       1 MONTH    6 MONTH    1 YEAR      BPS
              (STATIC     FORWARD    FORWARD    FORWARD   (FORWARD
PERIOD         LIBOR)      LIBOR      LIBOR      LIBOR     LIBOR)
------       ---------    -------    -------    -------   ---------
   1             **       3.8683%    4.1961%    4.4062%        **
   2            162       3.9857%    4.2909%    4.4660%       150
   3            181       4.1594%    4.3672%    4.5136%       153
   4            163       4.2839%    4.4204%    4.5509%       122
   5            162       4.3353%    4.4679%    4.5826%       117
   6            223       4.3450%    4.4941%    4.6099%       176
   7            162       4.4071%    4.5176%    4.6391%       109
   8            181       4.4313%    4.5371%    4.6686%       125
   9            161       4.4781%    4.5592%    4.6976%       102
  10            180       4.5492%    4.5783%    4.7254%       114
  11            161       4.4972%    4.5937%    4.7514%       100
  12            160       4.4844%    4.6197%    4.7684%       100
  13            179       4.5222%    4.6552%    4.7817%       115
  14            160       4.5594%    4.6928%    4.7933%        92
  15            179       4.5941%    4.7269%    4.8023%       108
  16            159       4.6300%    4.7624%    4.8099%        86
  17            159       4.6649%    4.7976%    4.8147%        82
  18            222       4.6973%    4.8055%    4.8179%       141
  19            178       4.7333%    4.7946%    4.8202%        94
  20            327       4.7669%    4.7799%    4.8190%       238
  21            302       4.7994%    4.7633%    4.8168%       211
  22            324       4.8327%    4.7425%    4.8129%       229
  23            298       4.7070%    4.7178%    4.8063%       216
  24            297       4.6362%    4.7167%    4.8076%       222
  25            325       4.6501%    4.7287%    4.8133%       250
  26            338       4.6637%    4.7425%    4.8180%       275
  27            363       4.6776%    4.7551%    4.8221%       299
  28            336       4.6906%    4.7683%    4.8264%       270
  29            335       4.7027%    4.7801%    4.8295%       268
  30            391       4.7154%    4.7841%    4.8316%       323
  31            345       4.7273%    4.7816%    4.8342%       276
  32            393       4.7387%    4.7783%    4.8358%       335
  33            365       4.7514%    4.7741%    4.8370%       305
  34            390       4.7625%    4.7687%    4.8376%       330
  35            362       4.7260%    4.7634%    4.8378%       304
  36            361       4.6998%    4.7639%    4.8428%       306
  37            387       4.7066%    4.7710%    4.8492%       332
  38            367       4.7135%    4.7776%    4.8560%       314
  39            395       4.7207%    4.7837%    4.8635%       342
  40            368       4.7275%    4.7906%    4.8694%       313
  41            368       4.7333%    4.7966%    4.8761%       312
  42            455       4.7390%    4.8030%    4.8817%       402
  43            369       4.7466%    4.8113%    4.8885%       314
  44            395       4.7522%    4.8176%    4.8945%       344
  45            368       4.7584%    4.8250%    4.9000%       314
  46            394       4.7639%    4.8308%    4.9064%       341
  47            367       4.7741%    4.8376%    4.9120%       311
  48            366       4.7809%    4.8417%    4.9151%       310
  49            392       4.7861%    4.8476%    4.9162%       336
  50            365       4.7923%    4.8530%    4.9171%       309
  51            390       4.7969%    4.8571%    4.9178%       335
  52            363       4.8022%    4.8629%    4.9182%       306
  53            363       4.8060%    4.8673%    4.9190%       305
  54            448       4.8105%    4.8676%    4.9190%       393
  55            362       4.8164%    4.8651%    4.9182%       304
  56            389       4.8203%    4.8615%    4.9177%       332
  57            360       4.8253%    4.8585%    4.9181%       304
  58            386       4.8294%    4.8538%    4.9162%       330
  59            358       4.8073%    4.8507%    4.9151%       304
  60            357       4.7940%    4.8493%    4.9171%       305
  61            383       4.7965%    4.8515%    4.9209%       331
  62            356       4.7995%    4.8543%    4.9253%       303
  63            382       4.8018%    4.8571%    4.9282%       329
  64            355       4.8053%    4.8590%    4.9317%       300
  65            355       4.8061%    4.8602%    4.9355%       300
  66            439       4.8082%    4.8649%    4.9386%       387
  67            354       4.8113%    4.8704%    4.9421%       298
  68            380       4.8138%    4.8756%    4.9458%       326
  69            354       4.8152%    4.8797%    4.9487%       298
  70            380       4.8169%    4.8841%    4.9516%       325
  71            353       4.8291%    4.8894%    4.9549%       296
  72            353       4.8374%    4.8919%    4.9609%       295
  73            379       4.8397%    4.8928%    4.9688%       321
  74            353       4.8408%    4.8945%    4.9781%       295
  75            379       4.8424%    4.8958%    4.9860%       321
  76            ***       4.8446%    4.8975%    4.9953%       ***

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.